UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07896

                         GAMCO Global Series Funds, Inc.
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

TO OUR SHAREHOLDERS,

      During the second quarter of 2008, The GAMCO Global Convertible Securities Fund's (the "Fund") net asset value ("NAV") per share was down 2.0% while the Merrill Lynch Global 300 Convertible Index declined 0.6% and the Morgan Stanley Capital International ("MSCI") World Free Index gave up 1.7%. For the six month period ended June 30, 2008, the Fund's NAV was down 6.9% versus decreases of 4.0% and 10.6% for the Merrill Lynch Global 300 Convertible Index and the MSCI World Free Index, respectively.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

             AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                                                          Since
                                                          Year to                                                      Inception
                                           Quarter         Date         1 Year      3 Year     5 Year      10 Year      (2/3/94)
                                          ---------      ---------    ----------    -------   --------    --------   -----------
GAMCO GLOBAL CONVERTIBLE SECURITIES
   FUND CLASS AAA.......................   (2.00)%        (6.93)%      (10.10)%      4.49%      6.23%       4.77%         5.51%
Merrill Lynch Global 300 Convertible
   Index................................   (0.59)         (3.99)        (2.63)       9.06       7.93        6.61           N/A*
MSCI World Free Index...................   (1.66)        (10.57)       (10.68)       8.88      11.99        4.19          7.26
Class A.................................   (2.00)         (7.13)       (10.10)       4.43       6.19        4.76          5.51
                                           (7.64)(b)     (12.47)(b)    (15.27)(b)    2.38(b)    4.94(b)     4.15(b)       5.08(b)
Class B.................................   (2.21)         (7.39)       (10.75)       3.68       5.40        4.20          5.11
                                           (7.10)(c)     (12.02)(c)    (15.21)(c)    2.74(c)    5.08(c)     4.20          5.11
Class C.................................   (2.40)         (7.47)       (10.87)       3.66       5.39        4.26          5.15
                                           (3.38)(d)      (8.40)(d)    (11.76)(d)    3.66       5.39        4.26          5.15
Class I.................................   (2.67)         (6.93)       (10.10)       4.49       6.23        4.77          5.51

IN THE CURRENT PROSPECTUS, THE GROSS EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 2.46%, 2.45%, 3.20%, 3.20%, AND 2.20%, RESPECTIVELY. THE NET EXPENSE RATIOS IN THE CURRENT PROSPECTUS FOR THESE SHARE CLASSES ARE 2.12%, 2.12%, 2.87%, 2.87%, AND 1.87%, RESPECTIVELY. CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

      THE CLASS AAA SHARE NAVS PER SHARE ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES ON MAY 2, 2001, MARCH 28, 2001, NOVEMBER 26, 2001, AND JANUARY 11, 2008, RESPECTIVELY. THE ACTUAL PERFORMANCE OF THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE ACTUAL PERFORMANCE OF THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO LOWER EXPENSES RELATED TO THIS CLASS OF SHARES. THE MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD FREE INDEX ARE UNMANAGED INDICATORS OF INVESTMENT PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

* THERE IS NO DATA AVAILABLE FOR THE MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX PRIOR TO DECEMBER 31, 1994.

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from January 1, 2008 through
June 30, 2008                                                      EXPENSE TABLE


We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                     Beginning          Ending        Annualized     Expenses
                                   Account Value     Account Value     Expense      Paid During
                                      01/01/08         06/30/08         Ratio         Period*
                                  ---------------   ---------------   ----------   ------------
THE GAMCO GLOBAL CONVERTIBLE
  SECURITIES FUND
ACTUAL FUND RETURN
Class AAA                           $  1,000.00         $   930.70        2.03%      $    9.74
Class A                             $  1,000.00         $   928.70        2.03%      $    9.73
Class B                             $  1,000.00         $   926.10        2.78%      $   13.31
Class C                             $  1,000.00         $   925.30        2.78%      $   13.31
Class I**                           $  1,000.00         $   930.70        1.78%      $    8.08

HYPOTHETICAL 5% RETURN
Class AAA                           $  1,000.00         $ 1,014.77        2.03%      $   10.17
Class A                             $  1,000.00         $ 1,014.77        2.03%      $   10.17
Class B                             $  1,000.00         $ 1,011.04        2.78%      $   13.90
Class C                             $  1,000.00         $ 1,011.04        2.78%      $   13.90
Class I                             $  1,000.00         $ 1,016.01        1.78%      $    8.92

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Class I Shares were first issued on January 11, 2008. Account values and expense ratios for the Actual Fund Return are calculated from January 11, 2008 through June 30, 2008.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2008:

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Metals and Mining......................     18.5%
Energy and Utilities...................     14.5%
Health Care............................     10.6%
Retail.................................      9.5%
Telecommunications.....................      9.1%
Business Services......................      7.3%
Broadcasting...........................      5.4%
Financial Services.....................      5.1%
U.S. Government Obligations............      4.5%
Hotels and Gaming......................      3.6%
Electronics............................      3.4%
Entertainment..........................      3.4%
Commercial Services....................      3.3%
Diversified Commercial Services........      2.9%
Automotive.............................      2.5%
Specialty Chemicals....................      1.0%
Other Assets and Liabilities (Net).....     (4.6)%
                                         -------
                                           100.0%
                                         =======

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT www.gabelli.com OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554).THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS -- JUNE 30, 2008 (UNAUDITED)


    PRINCIPAL                                                                   MARKET
     AMOUNT                                                       COST          VALUE
---------------   ----------------------------------------   -------------   ------------
                  CONVERTIBLE CORPORATE BONDS -- 84.8%
                  BROADCASTING -- 3.9%
 $   400,000      Citadel Broadcasting Corp.,
                    Sub. Deb. Cv.,
                    4.000%, 02/15/11 .....................     $  331,808     $  309,500
                                                             ------------    -----------

                  BUSINESS SERVICES -- 7.3%
     100,000      Akamai Technologies Inc., Cv.,
                    1.000%, 12/15/33 .....................        203,953        230,250
     100,000(a)   Fugro NV, Cv.,
                    2.375%, 04/27/10 .....................        174,401        351,104
                                                             ------------    -----------
                                                                  378,354        581,354
                                                             ------------    -----------

                  COMMERCIAL SERVICES -- 3.3%
     300,000      Providence Service Corp.,
                    Sub. Deb. Cv.,
                    6.500%, 05/15/14 .....................        259,833        259,818
                                                             ------------    -----------

                  DIVERSIFIED COMMERCIAL SERVICES -- 2.9%
     200,000      Danaher Corp., Cv.,
                    Zero Coupon, 01/22/21 ................        232,887        228,250
                                                             ------------    -----------

                  ELECTRONICS -- 3.4%
                  Advanced Micro Devices Inc., Cv.,
     200,000        5.750%, 08/15/12 .....................        147,054        148,250
     200,000        6.000%, 05/01/15 (b) .................        135,763        127,000
                                                             ------------    -----------
                                                                  282,817        275,250
                                                             ------------    -----------

                  ENERGY AND UTILITIES -- 11.8%
     200,000      Cameron International Corp., Cv.,
                    2.500%, 06/15/26 .....................        341,945        338,250
     300,000      Ja Solar Holdings Co., Ltd., Cv.,
                    4.500%, 05/15/13 .....................        282,105        267,000
     300,000      Transocean Inc., Ser. A, Cv.,
                    1.625%, 12/15/37 .....................        346,944        338,250
                                                             ------------    -----------
                                                                  970,994        943,500
                                                             ------------    -----------

                  ENTERTAINMENT -- 3.4%
     300,000      Macrovision Solutions Corp., Cv.,
                    2.625%, 08/15/11 .....................        277,736        268,500
                                                             ------------    -----------

                  FINANCIAL SERVICES -- 4.3%
     400,000      CompuCredit Corp., Cv.,
                    3.625%, 05/30/25 .....................        302,484        174,500
     200,000(c)   Givaudan Nederland Finance BV, Cv.,
                    5.375%, 03/01/10 .....................        170,628        166,414
                                                             ------------    -----------
                                                                  473,112        340,914
                                                             ------------    -----------

                  HEALTH CARE -- 10.6%
     400,000      Advanced Medical Optics Inc.,
                    Sub. Deb. Cv.,
                    3.250%, 08/01/26 .....................        325,526        293,500
     200,000      Cephalon Inc., Ser. B,
                    Sub. Deb. Cv.,
                    Zero Coupon, 06/15/33 ................        237,240        249,500


    PRINCIPAL                                                                   MARKET
     AMOUNT                                                       COST          VALUE
---------------   ----------------------------------------   -------------   ------------
 $   400,000      Chemed Corp., Cv.,
                  1.875%, 05/15/14 .......................    $   344,022     $  303,000
                                                             ------------    -----------
                                                                  906,788        846,000
                                                             ------------    -----------

                  HOTELS AND GAMING -- 3.6%
     300,000      International Game Technology, Cv.,
                    2.600%, 12/15/36 .....................        297,765        289,500
                                                             ------------    -----------

                  METALS AND MINING -- 11.7%
     200,000      Kinross Gold Corp., Cv.,
                    1.750%, 03/15/28 (b) .................        202,496        222,500
     200,000      Newmont Mining Corp., Cv.,
                    1.625%, 07/15/17 .....................        273,798        258,500
     300,000      Vedanta Finance Jersey Ltd., Cv.,
                    4.600%, 02/21/26 .....................        451,453        450,750
                                                             ------------    -----------
                                                                  927,747        931,750
                                                             ------------    -----------

                  RETAIL -- 9.5%
     500,000      Eddie Bauer Holdings Inc., Cv.,
                    5.250%, 04/01/14 .....................        365,649        365,000
     500,000      Pier 1 Imports Inc., Cv. (STEP),
                    6.375%, 02/15/36 .....................        395,000        391,250
                                                             ------------    -----------
                                                                  760,649        756,250
                                                             ------------    -----------

                  TELECOMMUNICATIONS -- 9.1%
     500,000      Level 3 Communications Inc., Cv.,
                    2.875%, 07/15/10 .....................        459,323        420,625
  30,000,000(d)   Softbank Corp., Cv.,
                    1.500%, 03/31/13 .....................        339,463        309,056
                                                             ------------    -----------
                                                                  798,786        729,681
                                                             ------------    -----------

                  TOTAL CONVERTIBLE CORPORATE BONDS ......      6,899,276      6,760,267
                                                             ------------    -----------

    SHARES
---------------
                  CONVERTIBLE PREFERRED STOCKS -- 11.1%
                  AUTOMOTIVE -- 2.5%
      15,000      General Motors Corp.,
                    6.250% Cv. Pfd., Ser. C ..............        368,053        198,900
                                                             ------------    -----------

                  BROADCASTING -- 1.5%
       5,000      Emmis Communications Corp.,
                    6.250% Cv. Pfd., Ser. A ..............        178,666        125,000
                                                             ------------    -----------

                  FINANCIAL SERVICES -- 0.8%
       2,000      Sovereign Capital Trust IV,
                    4.375% Cv. Pfd. ......................         91,000         62,000
                                                             ------------    -----------

                  METALS AND MINING -- 6.3%
       3,000      Freeport-McMoRan Copper &
                    Gold Inc., 6.750% Cv. Pfd. ...........        452,908        504,360
                                                             ------------    -----------

                  TOTAL CONVERTIBLE PREFERRED STOCKS .....      1,090,627        890,260
                                                             ------------    -----------

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)


                                                                                MARKET
     SHARES                                                       COST          VALUE
---------------   ----------------------------------------   -------------   ------------
                  COMMON STOCKS -- 4.2%
                  ENERGY AND UTILITIES -- 2.7%
      20,000      Boart Longyear Ltd. ....................    $    35,645     $   42,756
      15,000      Lamprell  plc ..........................        121,158        171,796
           0      Transocean Inc.+ .......................              1              1
                                                             ------------    -----------
                                                                  156,804        214,553
                                                             ------------    -----------

                  METALS AND MINING -- 0.5%
      25,000      Imdex Ltd ..............................         37,728         39,784
                                                             ------------    -----------

                  SPECIALTY CHEMICALS -- 1.0%
       2,000      Phosphate Holdings Inc. ................         66,546         78,000
                                                             ------------    -----------
                  TOTAL COMMON STOCKS ....................        261,078        332,337
                                                             ------------    -----------

    PRINCIPAL
     AMOUNT
---------------
                  U.S. GOVERNMENT OBLIGATIONS -- 4.5%
                  U.S. TREASURY BILLS -- 4.5%
 $   357,000      U.S. Treasury Bills,
                    1.722% to 1.848%++,
                    08/07/08 to 09/25/08 .................        355,771        355,802
                                                             ------------    -----------

                  TOTAL U.S. GOVERNMENT OBLIGATIONS ......        355,771        355,802
                                                             ------------    -----------

                  TOTAL INVESTMENTS -- 104.6% ............   $  8,606,752      8,338,666
                                                             ============

                  OTHER ASSETS AND LIABILITIES
                    (NET) -- (4.6)% ......................                      (364,716)
                                                                             -----------

                  NET ASSETS -- 100.0% ...................                    $7,973,950
                                                                             ===========

----------

(a)   Principal amount denoted in Euros.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of Rule 144A securities amounted to $349,500 or 4.38% of net assets.

(c)   Principal amount denoted in Swiss Francs.

(d)   Principal amount denoted in Japanese Yen.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

STEP Step coupon bond. The rate disclosed is that in effect at June 30, 2008.

                                    % OF
                                   MARKET         MARKET
GEOGRAPHIC DIVERSIFICATION         VALUE          VALUE
------------------------------   ----------   --------------
North America ................      78.4%      $  6,540,005
Europe .......................      11.6            968,267
Japan ........................       3.7            309,057
Latin America ................       3.2            267,001
Africa/ Middle East ..........       2.1            171,796
Asia Pacific .................       1.0             82,540
                                 -------      -------------
                                   100.0%      $  8,338,666
                                 =======      =============

                 See accompanying notes to financial statements.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $8,606,752)............      $   8,338,666
   Foreign currency, at value (cost $4)...............                  6
   Cash...............................................              1,417
   Receivable for Fund shares sold....................                748
   Receivable from Adviser............................              1,054
   Dividends and interest receivable..................             80,527
   Prepaid expenses...................................             17,528
                                                           --------------
   TOTAL ASSETS.......................................          8,439,946
                                                           --------------
LIABILITIES:
   Payable for investments purchased..................            407,042
   Payable for Fund shares redeemed...................             18,366
   Payable for distribution fees......................              1,736
   Other accrued expenses.............................             38,852
                                                           --------------
   TOTAL LIABILITIES..................................            465,996
                                                           --------------
   NET ASSETS applicable to 1,823,555
     shares outstanding...............................      $   7,973,950
                                                           ==============
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $0.001 par value ...      $   9,307,989
   Accumulated distributions in excess of net
     investment income................................           (223,791)
   Accumulated net realized loss on investments,
     and foreign currency transactions................           (842,186)
   Net unrealized depreciation on investments.........           (268,086)
   Net unrealized appreciation on foreign
     currency translations............................                 24
                                                           --------------
   NET ASSETS.........................................      $   7,973,950
                                                           ==============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering, and redemption
     price per share ($7,509,034 / 1,715,787
     shares outstanding; 75,000,000 shares
     authorized)......................................      $        4.38
                                                           ==============

   CLASS A:
   Net Asset Value and redemption price
   per share ($328,694 / 74,991 shares
   outstanding;
   50,000,000 shares authorized)......................      $        4.38
                                                           ==============
   Maximum offering price per share
     (NAV / 0.9425,
     based on maximum sales charge of 5.75%
     of the offering price)...........................      $        4.65
                                                           ==============

   CLASS B:
   Net Asset Value and offering price
     per share ($10,962 / 2,770 shares
     outstanding;
     25,000,000 shares authorized)....................      $        3.96(a)
                                                           ==============

   CLASS C:
   Net Asset Value and offering price per share
     ($75,097 / 18,567 shares outstanding;
     25,000,000 shares authorized)....................      $        4.04(a)
                                                           ==============

   CLASS I:
   Net Asset Value, offering, and redemption
     price per share ($50,163 / 11,440 shares
     outstanding; 25,000,000 shares authorized).......      $        4.38
                                                           ==============

----------

(a)   Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $211)...........        $      59,139
   Interest...........................................               78,104
                                                             --------------
   TOTAL INVESTMENT INCOME............................              137,243
                                                             --------------

EXPENSES:
   Investment advisory fees...........................               42,043
   Distribution fees - Class AAA......................               10,141
   Distribution fees - Class A........................                  174
   Distribution fees - Class B........................                  159
   Distribution fees - Class C........................                  388
   Custodian fees.....................................               18,795
   Legal and audit fees...............................               15,436
   Shareholder communications expenses................               14,358
   Shareholder services fees..........................               10,432
   Registration expenses..............................                8,294
   Interest expense...................................                1,332
   Directors' fees....................................                  368
   Miscellaneous expenses.............................                4,504
                                                             --------------
   TOTAL EXPENSES.....................................              126,424
   Less:
     Expense reimbursement (see Note 3)...............              (40,705)
     Custodian fee credits............................                  (20)
                                                             --------------
   NET EXPENSES.......................................               85,699
                                                             --------------
   NET INVESTMENT INCOME..............................               51,544
                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized loss on investments...................             (856,124)
   Net realized gain on foreign
     currency transactions............................               19,197
                                                             --------------
   Net realized loss on investments and
     foreign currency transactions....................             (836,927)
                                                             --------------
   Net change in unrealized appreciation/
     depreciation on investments......................              143,276
   Net change in unrealized appreciation/
     depreciation on foreign currency translations....               (6,962)
                                                             --------------
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations............................              136,314
                                                             --------------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FOREIGN CURRENCY..............             (700,613)
                                                             --------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS..................................        $    (649,069)
                                                             ==============

                See accompanying notes to financial statements.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                         JUNE 30, 2008            YEAR ENDED
                                                                                          (UNAUDITED)         DECEMBER 31, 2007
                                                                                       ------------------    -------------------
OPERATIONS:
   Net investment income (loss) ...................................................      $         51,544      $         (75,731)
   Net realized gain (loss) on investments and foreign currency transactions ......              (836,927)             1,226,792
   Net change in unrealized appreciation/depreciation on investments and
   foreign currency translations ..................................................               136,314               (909,072)
                                                                                       ------------------    -------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................              (649,069)               241,989
                                                                                       ------------------    -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class AAA ....................................................................               (49,300)*             (339,964)
     Class A ......................................................................                (1,227)*               (2,169)
     Class B ......................................................................                  (166)*               (1,439)
     Class C ......................................................................                  (524)*               (3,657)
     Class I ......................................................................                  (327)*                   --
                                                                                       ------------------    -------------------
                                                                                                  (51,544)              (347,229)
                                                                                       ------------------    -------------------

   Net realized gains
     Class AAA ....................................................................                    --               (899,675)
     Class A ......................................................................                    --                 (5,310)
     Class B ......................................................................                    --                 (3,773)
     Class C ......................................................................                    --                 (8,158)
                                                                                       ------------------    -------------------
                                                                                                       --               (916,916)
                                                                                       ------------------    -------------------

   Return of capital
     Class AAA ....................................................................               (55,056)*             (226,444)
     Class A ......................................................................                (1,370)*               (1,336)
     Class B ......................................................................                  (186)*                 (950)
     Class C ......................................................................                  (584)*               (2,054)
     Class I ......................................................................                  (365)*                   --
                                                                                       ------------------    -------------------
                                                                                                  (57,561)              (230,784)
                                                                                       ------------------    -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................................              (109,105)            (1,494,929)
                                                                                       ------------------    -------------------

CAPITAL SHARE TRANSACTIONS:
     Class AAA ....................................................................            (1,055,654)              (164,705)
     Class A ......................................................................               287,882                 14,542
     Class B ......................................................................               (24,254)                 1,261
     Class C ......................................................................                   524                (73,462)
     Class I ......................................................................                52,868                     --
                                                                                       ------------------    -------------------
   NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....................              (738,634)              (222,364)
                                                                                       ------------------    -------------------
   REDEMPTION FEES ................................................................                   348                      2
                                                                                       ------------------    -------------------
   NET DECREASE IN NET ASSETS .....................................................            (1,496,460)            (1,475,302)
NET ASSETS:
   Beginning of period ............................................................             9,470,410             10,945,712
                                                                                       ------------------    -------------------
   End of period (including undistributed net investment income of $0 and $0,
     respectively) ................................................................      $      7,973,950      $       9,470,410
                                                                                       ==================    ===================


----------

* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                         INCOME
                                 FROM INVESTMENT OPERATIONS                          DISTRIBUTIONS
                         --------------------------------------   --------------------------------------------------
                                          Net
              Net Asset     Net       Realized and     Total                     Net
   Period      Value,    Investment    Unrealized      from          Net      Realized      Return
   Ended      Beginning    Income    Gain (Loss) on  Investment   Investment   Gain on        of           Total      Redemption
December 31,  of Period  (Loss)(a)    Investments    Operations     Income    Investments  Capital     Distributions    Fees(a)
------------  ---------  ----------  --------------  ----------   ----------  -----------  ----------  -------------  ----------
CLASS AAA
 2008 (c)     $    4.77  $  0.03     $       (0.36)  $    (0.33)  $  (0.03)*         --    $  (0.03)*  $   (0.06)     $ 0.00(d)
 2007              5.48    (0.04)             0.16         0.12      (0.19)   $   (0.51)      (0.13)       (0.83)       0.00(d)
 2006              6.22     0.08              0.44         0.52      (0.10)       (1.16)         --        (1.26)       0.00(d)
 2005              6.26     0.04              0.40         0.44      (0.17)       (0.32)         --        (0.49)       0.01
 2004              6.77     0.07              0.62         0.69      (0.12)       (0.38)      (0.70)       (1.20)       0.00(d)
 2003              6.66     0.07              1.24         1.31      (0.11)          --       (1.09)       (1.20)       0.00(d)
CLASS A
 2008 (c)     $    4.78  $  0.06     $       (0.40)  $    (0.34)  $  (0.03)*         --    $(  0.03)*  $   (0.06)     $ 0.00(d)
 2007              5.49    (0.04)             0.16         0.12      (0.19)   $   (0.51)      (0.13)       (0.83)       0.00(d)
 2006              6.23     0.08              0.44         0.52      (0.10)       (1.16)         --        (1.26)       0.00(d)
 2005              6.26     0.04              0.41         0.45      (0.17)       (0.32)         --        (0.49)       0.01
 2004              6.77     0.09              0.60         0.69      (0.11)       (0.36)      (0.73)       (1.20)       0.00(d)
 2003              6.66     0.07              1.24         1.31      (0.11)          --       (1.09)       (1.20)       0.00(d)
CLASS B
 2008 (c)     $    4.34  $  0.00(d)  $       (0.32)  $    (0.32)  $  (0.03)*         --    $  (0.03)*  $   (0.06)     $ 0.00(d)
 2007              5.10    (0.08)             0.15         0.07      (0.19)   $   (0.51)      (0.13)       (0.83)       0.00(d)
 2006              5.91     0.03              0.42         0.45      (0.10)       (1.16)         --        (1.26)       0.00(d)
 2005              6.01    (0.01)             0.39         0.38      (0.17)       (0.32)         --        (0.49)       0.01
 2004              6.59     0.03              0.59         0.62      (0.10)       (0.34)      (0.76)       (1.20)       0.00(d)
 2003              6.55     0.03              1.21         1.24      (0.07)          --       (1.13)       (1.20)       0.00(d)
CLASS C
 2008 (c)     $    4.43  $  0.01     $       (0.34)  $    (0.33)  $  (0.03)*         --    $  (0.03)*  $   (0.06)     $ 0.00(d)
 2007              5.19    (0.09)             0.16         0.07      (0.19)   $   (0.51)      (0.13)       (0.83)       0.00(d)
 2006              5.99     0.04              0.42         0.46      (0.10)       (1.16)         --        (1.26)       0.00(d)
 2005              6.09     0.00(d)           0.38         0.38      (0.17)       (0.32)         --        (0.49)       0.01
 2004              6.66     0.03              0.60         0.63      (0.10)       (0.34)      (0.76)       (1.20)       0.00(d)
 2003              6.61     0.03              1.22         1.25      (0.07)          --       (1.13)       (1.20)       0.00(d)
CLASS I
 2008 (g)     $    4.62  $  0.03     $       (0.21)  $    (0.18)  $  (0.03)*         --    $  (0.03)*  $   (0.06)     $ 0.00(d)

                                                            RATIOS TO AVERAGE
                                                       NET ASSETS/SUPPLEMENTAL DATA
                                  --------------------------------------------------------------------
              Net Asset           Net Assets     Net         Operating        Operating
   Period       Value,              End of    Investment      Expenses         Expenses      Portfolio
   Ended        End of    Total     Period      Income         Before           Net of        Turnover
December 31,    Period   Return+  (in 000's)    (Loss)      Reimbursement  Reimbursement(b)    Rate++
------------  ---------  -------  ----------  ------------  -------------  ----------------  ---------
CLASS AAA
 2008 (c)     $   4.38    (6.9)%  $  7,509        1.21%(e)    3.00%(e)         2.03%(e)(f)          89%
 2007             4.77     2.1       9,294       (0.70)       2.46             2.12(f)             141
 2006             5.48     8.4      10,691        1.21        2.14             2.03(f)             130
 2005             6.22     8.0      13,781        0.63        2.11             2.03(f)              58
 2004             6.26    11.7      20,350        1.06        2.06             2.01                 60
 2003             6.77    21.5      17,281        1.12        2.07             2.01                 54
CLASS A
 2008 (c)     $   4.38    (7.1)%  $    329        2.57%(e)    3.00%(e)         2.03%(e)(f)          89%
 2007             4.78     2.1          57       (0.69)       2.45             2.12(f)             141
 2006             5.49     8.4          49        1.24        2.14             2.03(f)             130
 2005             6.23     8.2          93        0.68        2.06             2.04(f)              58
 2004             6.26    11.6         598        1.41        2.06             2.01                 60
 2003             6.77    21.5          86        1.12        2.07             2.01                 54
CLASS B
 2008 (c)     $   3.96    (7.4)%  $     11        0.14%(e)    3.75%(e)         2.78%(e)(f)          89%
 2007             4.34     1.3          37       (1.49)       3.21             2.87(f)             141
 2006             5.10     7.6          42        0.47        2.89             2.78(f)             130
 2005             5.91     7.3          73       (0.13)       2.84             2.78(f)              58
 2004             6.01    10.8         133        0.45        2.81             2.76                 60
 2003             6.59    20.7          68        0.37        2.82             2.76                 54
CLASS C
 2008 (c)     $   4.04    (7.5)%  $     75        0.49%(e)    3.75%(e)         2.78%(e)(f)          89%
 2007             4.43     1.2          82       (1.65)       3.19             2.87(f)             141
 2006             5.19     7.8         164        0.57        2.90             2.78(f)             130
 2005             5.99     7.2         145       (0.01)       2.91             2.78(f)              58
 2004             6.09    10.9          95        0.44        2.81             2.76                 60
 2003             6.66    20.7          39        0.37        2.82             2.76                 54
CLASS I
 2008 (g)     $   4.38    (6.9)%  $     50        1.34%(e)    2.75%(e)         1.78%(e)(f)          89%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal year ended December 31, 2004 would have been 61%. The portfolio turnover rate for the fiscal years ended 2007, 2006, 2005, and 2003 would have been as shown.

* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the six months ended June 30, 2008, and the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.00%, 2.00%, and 2.00% (Class AAA and Class A), 2.75%, 2.75%, 2.75%, 2.75%,
      2.75%, and 2.75% (Class B and Class C), and 1.75% (Class I), respectively.

(c)   For the six months ended June 30, 2008, unaudited.

(d)   Amount represents less than $0.005 per share.

(e)   Annualized.

(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal years ended December 31, 2006 and December 31, 2005 would have been 2.02% and 2.03% (Class AAA), 2.02% and 2.03% (Class A), 2.77% and 2.78% (Class B), and 2.77% and 2.78% (Class C), respectively. For the six months ended June 30, 2008, and fiscal year ended December 31, 2007, the effect of the custodian fee credits was minimal.

(g) From the commencement of offering Class I Shares on January 11, 2008 through June 30, 2008, unaudited.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The GAMCO Global Convertible Securities Fund (the "Fund"), a series of GAMCO Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities;

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

      - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                INVESTMENTS IN
                                                  SECURITIES
VALUATION INPUTS                                (MARKET VALUE)
                                                --------------
Level 1 - Quoted Prices                         $  1,222,597
Level 2 - Other Significant Observable Inputs      7,116,069
                                                ------------
TOTAL                                           $  8,338,666
                                                ============

In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2008, there were no open futures contracts.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income (inclusive of short-term capital gains).....     $    563,795
Net long-term capital gains.................................          700,350
Return of capital...........................................          230,784
                                                                 ------------
Total distributions paid....................................     $  1,494,929
                                                                 ============

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays distributions quarterly in the amount of $0.03 per share and identifies that portion of the distribution which is from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the fiscal year. The Fund continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the quarterly distributions in the future. The Fund currently intends to pay $0.03 per share on a quarterly basis in March, June, September, and December.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                        GROSS         GROSS
                                      UNREALIZED    UNREALIZED   NET UNREALIZED
                           COST      APPRECIATION  DEPRECIATION   DEPRECIATION
                       ------------  ------------  ------------  --------------
Investments ......     $  8,642,158  $  359,202    $  (662,694)  $   (303,492)

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. The Adviser has voluntarily agreed to waive the investment advisory fee of the Fund to the extent necessary to maintain the annualized total net operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the six months ended June 30, 2008, the Adviser reimbursed the Fund in the amount of $40,705. Such amount is not recoverable in future fiscal years.

If total net assets of the Corporation are in excess of $100 million, the Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Corporation are below $100 million, the Corporation pays each Independent Director an annual

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

retainer of $1,500 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman and the Lead Director receive an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $7,466,501 and $8,487,358, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2008, the Fund paid brokerage commissions on security trades of $642 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $2,380 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000, and may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations. At June 30, 2008, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit within the six months ended June 30, 2008 was $42,319 with a weighted average interest rate of 4.41%. The maximum amount borrowed at any time during the six months ended June 30, 2008 was $675,000.

8. CAPITAL STOCK. The Fund offers five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered to investors without a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

by the Fund during the six months ended June 30, 2008 and the fiscal year ended December 31, 2007 amounted to $348, and $2, respectively.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                      SIX MONTHS ENDED
                                       JUNE 30, 2008             YEAR ENDED
                                         (UNAUDITED)           DECEMBER 31, 2007
                                   ----------------------   ------------------------
                                    SHARES      AMOUNT       SHARES        AMOUNT
                                   --------  ------------   ---------   ------------
                                          CLASS AAA               CLASS AAA
                                   ----------------------   ------------------------
Shares sold ...................      56,461  $    256,445     408,614   $  2,306,843
Shares issued upon reinvestment
of distributions ..............      21,223        94,439     276,253      1,347,031
Shares redeemed ...............    (308,831)   (1,406,538)   (687,982)    (3,818,579)
                                   --------  ------------   ---------   ------------
   Net decrease ...............    (231,147) $ (1,055,654)     (3,115)  $   (164,705)
                                   ========  ============   =========   ============

                                           CLASS A                   CLASS A
                                   ----------------------   ------------------------
Shares sold ...................      62,919  $    287,520       6,870   $     38,310
Shares issued upon reinvestment
of distributions ..............         149           664       1,712          8,316
Shares redeemed ...............         (67)         (302)     (5,492)       (32,084)
                                   --------  ------------   ---------   ------------
   Net increase ...............      63,001  $    287,882       3,090   $     14,542
                                   ========  ============   =========   ============

                                           CLASS B                 CLASS B
                                   ----------------------   ------------------------
Shares issued upon reinvestment
of distributions ..............          66  $        268       1,340   $      5,931
Shares redeemed ...............      (5,922)      (24,522)       (879)        (4,670)
                                   --------  ------------   ---------   ------------
   Net increase (decrease) ....      (5,856)  $   (24,254)        461   $      1,261
                                   ========  ============   =========   ============

                                          CLASS C                    CLASS C
                                   ----------------------   ------------------------
Shares issued upon reinvestment
of distributions ..............         127  $        524       2,707   $     12,269
Shares redeemed ...............          --            --     (15,962)       (85,731)
                                   --------  ------------   ---------   ------------
   Net increase (decrease) ....         127  $        524     (13,255)  $    (73,462)
                                   ========  ============   =========   ============

                                          CLASS I*
                                   ----------------------
Shares sold ...................      13,010  $     59,803
Shares issued upon reinvestment
of distributions ..............         155           692
Shares redeemed ...............      (1,725)       (7,627)
                                   --------  ------------
   Net increase ...............      11,440  $     52,868
                                   ========  ============

----------
*     From the commencement of offering Class I Shares on January 11, 2008.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund, an affiliated fund, (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with
Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

                     This page is intentionally left blank.

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS
VALUE

GABELLI ASSET FUND

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The fund's primary objective is growth of capital. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below westwood's proprietary growth rate estimates. The fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE

GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. the fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE

GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The fund's primary objective is capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND

Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: NICHOLAS F. GALLUCCIO

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The fund's primary objective is capital appreciation. (MULTICLASS)
                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH

GAMCO GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The fund's primary objective is capital appreciation. (MULTICLASS)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH

GAMCO GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. the fund invests in companies at the forefront of accelerated growth. The fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED
MICRO-CAP

GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

EQUITY INCOME

GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above average market yields. The fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                         CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (MULTICLASS)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY

GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI SRI FUND

Seeks to invest in common and preferred stocks of companies that meet the fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The fund's primary objective is capital appreciation. (MULTICLASS)
                                     PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR

GAMCO GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GAMCO GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. the fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (MULTICLASS)
                                                                    TEAM MANAGED

MERGER AND ARBITRAGE
GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN

GAMCO MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                       PORTFOLIO  MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. the fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND

The fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME

GAMCO WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET

GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term u.s. treasury securities. The fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                          CO-PORTFOLIO MANAGER: JUDITH A. RANERI
                                           CO-PORTFOLIO MANAGER: RONALD S. EAKER

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY
  CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER
             MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                         GAMCO Global Series Funds, Inc.
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA        John D. Gabelli
CHAIRMAN AND CHIEF           SENIOR VICE PRESIDENT
EXECUTIVE OFFICER            GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti               Werner J. Roeder, MD
CHIEF EXECUTIVE OFFICER      MEDICAL DIRECTOR
CERUTTI CONSULTANTS, INC.    LAWRENCE HOSPITAL

Anthony J. Colavita          Anthonie C. van Ekris
ATTORNEY-AT-LAW              CHAIRMAN
ANTHONY J. COLAVITA, P.C.    BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara            Salvatore J. Zizza
FORMER CHAIRMAN AND          CHAIRMAN
CHIEF EXECUTIVE OFFICER      ZIZZA & CO., LTD.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                                    OFFICERS

Bruce N. Alpert              Peter D. Goldstein
PRESIDENT AND SECRETARY      CHIEF COMPLIANCE OFFICER

Agnes Mullady
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q208SR

                                     GAMCO

THE
GAMCO
GLOBAL
CONVERTIBLE
SECURITIES
FUND

                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 2008

                          THE GAMCO GLOBAL GROWTH FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

TO OUR SHAREHOLDERS,

      During the second quarter of 2008, The GAMCO Global Growth Fund's (the "Fund") net asset value ("NAV") per share was up 1.9%, while the Morgan Stanley Capital International All Country ("MSCI AC") World Index and the Lipper Global Multi-Cap Core Fund Average declined 1.4% and 0.8%, respectively. For the six month period ended June 30, 2008, the Fund's NAV per share was down 7.0% versus declines of 10.4% and 10.6% for the MSCI AC World Index and the Lipper Global Multi-Cap Core Fund Average, respectively.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                                                       Since
                                                             Year to                                                 Inception
                                                Quarter       Date        1 Year      3 Year     5 Year    10 Year    (2/7/94)
                                               ---------   ----------   ----------   --------   --------   -------   ----------
GAMCO GLOBAL GROWTH FUND CLASS AAA .........    1.92%       (7.03)%      (0.34)      11.85%     12.37%     5.86%      10.38%
MSCI AC World Index ........................   (1.36)      (10.41)       (8.79)      10.82      13.69      5.29        7.78
Lipper Global Multi-Cap Core Fund Average ..   (0.82)      (10.63)      (11.89)       4.82       8.27      4.52        7.88
Class A ....................................    1.92        (7.03)       (0.33)      11.86      12.38      5.87       10.39
                                               (3.94)(b)   (12.38)(b)    (6.06)(b)    9.67(b)   11.06(b)   5.25(b)     9.94 (b)
Class B ....................................    1.76        (7.37)       (1.08)      11.02      11.53      5.24        9.94
                                               (3.24)(c)   (12.01)(c)    (6.03)(c)   10.20(c)   11.27(c)   5.24        9.94
Class C ....................................    1.76        (7.36)       (1.09)      11.02      11.53      5.21        9.91
                                                0.76(d)     (8.29)(d)    (2.08)(d)   11.02      11.53      5.21        9.91
Class I ....................................    2.00        (6.88)       (0.18)      11.91      12.41      5.88       10.40

IN THE CURRENT PROSPECTUS, THE EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 1.76%, 1.76%, 2.51%, 2.51%, AND 1.51%, RESPECTIVELY CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Performance returns for periods less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

      The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares on March 2, 2000, May 5, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The MSCI AC World Index is an unmanaged indicator of stock market performance, while the Lipper Global Multi-Cap Core Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Includes the effect of the maximum 5.75% sales charge at the beginning of the period.

(c) Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund's NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d) Performance results include the deferred sales charges for the Class C Shares upon redemption at the end of the quarter, year to date, and one year periods of 1% of the Fund's NAV per share at the time of purchase or sale, whichever is lower.

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GAMCO GLOBAL GROWTH FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

For the Six Month Period from January 1, 2008 through
June 30, 2008                                                      EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment All mutual funds have operating expenses As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio It assumes a hypothetical annualized return of 5% before expenses during the period shown In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus If these costs were applied to your account, your costs would be higher Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                 Beginning          Ending     Annualized     Expenses
                               Account Value   Account Value    Expense     Paid During
                                  01/01/08        06/30/08       Ratio        Period*
                               -------------   -------------   ----------   -----------
THE GAMCO GLOBAL GROWTH FUND

ACTUAL FUND RETURN
Class AAA                        $ 1,000.00     $   929.70        1.76%       $  8.44
Class A                          $ 1,000.00     $   929.70        1.76%       $  8.44
Class B                          $ 1,000.00     $   926.30        2.51%       $ 12.02
Class C                          $ 1,000.00     $   926.40        2.51%       $ 12.02
Class I**                        $ 1,000.00     $   984.81        1.51%       $  7.04
HYPOTHETICAL 5% RETURN
Class AAA                        $ 1,000.00     $ 1,016.11        1.76%       $  8.82
Class A                          $ 1,000.00     $ 1,016.11        1.76%       $  8.82
Class B                          $ 1,000.00     $ 1,012.38        2.51%       $ 12.56
Class C                          $ 1,000.00     $ 1,012.38        2.51%       $ 12.56
Class I                          $ 1,000.00     $ 1,017.35        1.51%       $  7.57

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Class I Shares were first issued on January 11, 2008 Account values and expense ratios for the Actual Fund Return are calculated from January 11, 2008 through June 30, 2008.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2008:

THE GAMCO GLOBAL GROWTH FUND

Energy ..............................    19.8%
Information Technology ..............    15.1%
Industrials .........................    14.0%
Consumer Staples ....................     9.3%
Consumer Discretionary ..............     9.1%
Health Care .........................     7.5%
Materials ...........................     7.4%
U.S. Government Obligations .........     5.3%
Telecommunication Services ..........     5.0%
Financials ..........................     4.5%
Exchange Traded Funds ...............     2.1%
Utilities ...........................     0.7%
Other Assets and Liabilities (Net) ..     0.2%
                                        ------
                                        100.0%
                                        ======

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2008. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS -- JUNE 30, 2008 (UNAUDITED)

                                                                                    MARKET
  SHARES                                                              COST           VALUE
---------                                                         ------------   ------------
            COMMON STOCKS -- 94.5%
            ENERGY -- 19.8%
   12,000   Apache Corp. ........................                 $    857,509   $  1,668,000
   13,500   Canadian Natural Resources Ltd. .....                      881,061      1,353,375
   20,000   Chesapeake Energy Corp. .............                      762,574      1,319,200
    5,672   Devon Energy Corp. ..................                      278,827        681,547
   10,000   EnCana Corp. ........................                      506,694        909,300
    7,000   FMC Technologies Inc.+ ..............                      516,233        538,510
    9,000   Hess Corp. ..........................                      433,185      1,135,710
    6,900   Imperial Oil Ltd. ...................                      253,504        380,018
   12,000   Murphy Oil Corp. ....................                      923,344      1,176,600
   11,000   National - Oilwell Varco Inc.+ ......                      511,714        975,920
   15,000   Noble Corp. .........................                      546,946        974,400
   13,000   Occidental Petroleum Corp. ..........                      670,114      1,168,180
    5,228   Peabody Energy Corp. ................                       62,783        460,325
   25,000   Petroleo Brasileiro SA, ADR .........                    1,419,856      1,770,750
   10,000   Saipem SpA ..........................                      240,421        467,378
    5,000   Schlumberger Ltd. ...................                      158,943        537,150
   23,800   Suncor Energy Inc. ..................                    1,094,466      1,383,256
    5,897   Transocean Inc.+ ....................                      492,182        898,644
   18,000   XTO Energy Inc. .....................                      785,794      1,233,180
                                                                  ------------   ------------
            TOTAL ENERGY ........................                   11,396,150     19,031,443
                                                                  ------------   ------------
            INFORMATION TECHNOLOGY -- 15.1%
            SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 1.3%
   23,000   Intel Corp. .........................                      571,860        494,040
   19,000   NVIDIA Corp.+ .......................                      451,943        355,680
   13,000   Texas Instruments Inc. ..............                      371,730        366,080
                                                                  ------------   ------------
                                                                     1,395,533       1,215,800
                                                                  ------------   ------------
            SOFTWARE AND SERVICES -- 6.2%
   13,000   Adobe Systems Inc.+ .................                      441,454        512,070
   12,000   eBay Inc.+ ..........................                      441,795        327,960
    4,400   Google Inc., Cl. A+ .................                    1,500,628      2,316,248
    2,300   MasterCard Inc., Cl. A ..............                      427,187        610,696
   30,000   Microsoft Corp. .....................                      873,569        825,300
    1,500   Nintendo Co. Ltd. ...................                      448,147        850,610
    7,000   Visa Inc., Cl. A+ ...................                      431,668        569,170
                                                                  ------------   ------------
                                                                     4,564,448      6,012,054
                                                                  ------------   ------------
            TECHNOLOGY HARDWARE AND EQUIPMENT -- 7.6%
    4,800   Apple Inc.+ .........................                      647,214        803,712
    5,500   Canon Inc. ..........................                      302,383        283,118
   24,000   Cisco Systems Inc.+ .................                      631,345        558,240
   22,000   Corning Inc. ........................                      576,266        507,100
   25,000   EMC Corp.+ ..........................                      561,619        367,250
    2,600   First Solar Inc.+ ...................                      476,534        709,332
    5,000   FLIR Systems Inc.+ ..................                      202,259        202,850
   17,600   Harris Corp. ........................                      973,373        888,624
    3,900   Keyence Corp. .......................                      791,419        929,655
   13,100   Research In Motion Ltd.+ ............                    1,418,994      1,531,390
   14,000   Trimble Navigation Ltd.+ ............                      526,724        499,800
                                                                  ------------   ------------
                                                                     7,108,130      7,281,071
                                                                  ------------   ------------
            TOTAL INFORMATION TECHNOLOGY ........                   13,068,111     14,508,925
                                                                  ------------   ------------
            INDUSTRIALS -- 14.0%
            CAPITAL GOODS -- 13.2%
   15,000   ABB Ltd., ADR+ ......................                 $    488,103   $    424,800
      700   Areva SA ............................                      784,252        815,936
    6,000   Bouygues SA .........................                      202,973        395,861
    6,000   Deere & Co ..........................                      446,997        432,780
   11,000   Emerson Electric Co .................                      468,190        543,950
    3,700   Fanuc Ltd. ..........................                      325,019        361,850
    4,400   Fluor Corp. .........................                      615,783        818,752
    4,000   Fomento de Construcciones
            y Contratas SA ......................                      138,679        236,653
    5,000   General Dynamics Corp. ..............                      345,708        421,000
   36,000   General Electric Co .................                    1,283,966        960,840
   10,000   ITT Corp. ...........................                      440,030        633,300
   18,000   Jardine Matheson Holdings Ltd. ......                      450,663        558,000
   13,000   Komatsu Ltd. ........................                      409,021        363,040
    4,500   L-3 Communications Holdings Inc. ....                      351,953        408,915
    9,500   McDermott International Inc.+ .......                      493,938        587,955
   11,000   Rockwell Collins Inc. ...............                      643,943        527,560
   90,000   Rolls-Royce Group plc+ ..............                      751,338        608,288
8,064,000   Rolls-Royce Group plc, Cl. B ........                       16,017         16,062
   18,300   SunPower Corp., Cl. A+ ..............                    1,415,226      1,317,234
   50,000   Tokai Carbon Co. Ltd. ...............                      205,108        510,094
    7,000   United Technologies Corp. ...........                      343,832        431,900
   10,000   Vestas Wind Systems A/S+ ............                      705,263      1,301,970
                                                                  ------------   ------------
                                                                    11,326,002     12,676,740
                                                                  ------------   ------------
            COMMERCIAL SERVICES AND SUPPLIES -- 0.8%
   16,000   Secom Co. Ltd. ......................                      620,342        779,331
                                                                  ------------   ------------
            TOTAL INDUSTRIALS ...................                   11,946,344     13,456,071
                                                                  ------------   ------------
            CONSUMER STAPLES -- 9.3%
   30,912   Cadbury plc .........................                      339,727        387,743
   15,494   Coca-Cola Hellenic Bottling Co. SA ..                      274,922        421,549
    5,000   Costco Wholesale Corp. ..............                      330,392        350,700
   10,000   CVS Caremark Corp. ..................                      352,800        395,700
   90,000   Davide Campari-Milano SpA ...........                      418,375        749,457
   60,500   Diageo plc ..........................                      782,672      1,108,430
   12,000   Groupe Danone .......................                      669,806        839,691
   30,000   Nestle SA ...........................                      850,228      1,351,940
    7,600   PepsiCo Inc. ........................                      423,023        483,284
    9,030   Pernod-Ricard SA ....................                      401,452        921,468
   11,000   Procter & Gamble Co .................                      615,293        668,910
   46,000   Tesco plc ...........................                      395,588        336,458
   39,100   Woolworths Ltd. .....................                      607,675        916,305
                                                                  ------------   ------------
            TOTAL CONSUMER STAPLES ..............                    6,461,953      8,931,635
                                                                  ------------   ------------

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)

                                                                                    MARKET
  SHARES                                                              COST           VALUE
---------                                                         ------------   ------------
            COMMON STOCKS (CONTINUED)
            CONSUMER DISCRETIONARY -- 9.1%
            AUTOMOBILES AND COMPONENTS -- 0.7%
    8,000   Honda Motor Co. Ltd., ADR ..............              $    296,063   $    272,240
    4,000   Toyota Motor Corp., ADR ................                   534,748        376,000
                                                                  ------------   ------------
                                                                       830,811        648,240
                                                                  ------------   ------------
            CONSUMER DURABLES AND APPAREL -- 3.3%
    4,000   Christian Dior SA ......................                   265,086        410,891
   11,000   Coach Inc.+ ............................                   384,701        317,680
   10,314   Compagnie Financiere
              Richemont SA, Cl. A ..................                   318,540        572,384
    7,000   NIKE Inc., Cl. B .......................                   429,019        417,270
   13,000   Nikon Corp. ............................                   312,575        380,552
    6,000   Polo Ralph Lauren Corp. ................                   428,728        376,680
    8,000   The Swatch Group AG ....................                   449,094        373,178
   12,000   Under Armour Inc., Cl. A+ ..............                   483,623        307,680
                                                                  ------------   ------------
                                                                     3,071,366      3,156,315
                                                                  ------------   ------------
            CONSUMER SERVICES -- 1.3%
   36,000   Crown Ltd. .............................                   473,408        320,234
   31,053   InterContinental Hotels
              Group plc ............................                   759,686        413,877
   61,803   Ladbrokes plc ..........................                   621,453        314,022
   10,000   Starbucks Corp.+ .......................                   301,870        157,400
                                                                  ------------   ------------
                                                                     2,156,417      1,205,533
                                                                  ------------   ------------
            MEDIA -- 1.7%
   25,000   British Sky Broadcasting Group plc .....                   358,450        234,316
   20,000   News Corp., Cl. B ......................                   491,752        307,000
   11,900   Viacom Inc., Cl. B+ ....................                   471,786        363,426
   20,180   Vivendi ................................                   436,833        760,915
                                                                  ------------   ------------
                                                                     1,758,821      1,665,657
                                                                  ------------   ------------
            RETAILING -- 2.1%
    5,000   Amazon.com Inc.+ .......................                   419,444        366,650
    7,650   Hennes & Mauritz AB, Cl. B .............                   327,584        412,720
   11,000   J. Crew Group Inc.+ ....................                   488,313        363,110
   10,000   Next plc ...............................                   347,050        192,234
   10,000   Nordstrom Inc. .........................                   491,979        303,000
   10,000   Tiffany & Co ...........................                   334,469        407,500
                                                                  ------------   ------------
                                                                     2,408,839      2,045,214
                                                                  ------------   ------------
            TOTAL CONSUMER DISCRETIONARY ...........                10,226,254      8,720,959
                                                                  ------------   ------------
            HEALTH CARE -- 7.5%
            HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.2%
    3,500   Alcon Inc. .............................                   420,774        569,765
   15,000   St Jude Medical Inc.+ ..................                   651,209        613,200
    2,400   Straumann Holding AG ...................                   504,079        573,716
   11,300   Stryker Corp. ..........................                   596,145        710,544
    4,800   Synthes Inc. ...........................                   398,130        661,583
                                                                  ------------   ------------
                                                                     2,570,337      3,128,808
                                                                  ------------   ------------
            PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE
             SCIENCES -- 4.3%
    6,000   Celgene Corp.+ .........................              $    382,016   $    383,220
   18,800   Gilead Sciences Inc.+ ..................                   813,235        995,460
   16,000   Hisamitsu Pharmaceutical Co. Inc. ......                   331,635        696,719
   12,000   Novo Nordisk A/S, ADR ..................                   497,959        792,000
    4,300   Roche Holding AG .......................                   343,824        773,021
   10,000   Takeda Pharmaceutical Co. Ltd. .........                   445,295        508,595
                                                                  ------------   ------------
                                                                     2,813,964      4,149,015
                                                                  ------------   ------------
            TOTAL HEALTH CARE ......................                 5,384,301      7,277,823
                                                                  ------------   ------------
            MATERIALS -- 7.4%
    6,950   Anglo American plc .....................                   272,680        488,124
    6,000   BHP Billiton plc .......................                    95,357        230,100
   10,400   Companhia Vale do Rio Doce, ADR ........                   198,362        372,528
   17,000   Freeport-McMoRan Copper & Gold Inc. ....                 1,679,727      1,992,230
    6,000   Lonmin plc .............................                   367,850        378,636
   12,000   Monsanto Co ............................                 1,282,715      1,517,280
    6,300   Rio Tinto plc ..........................                   235,015        758,689
   12,500   Syngenta AG, ADR .......................                   732,461        808,750
    6,866   Xstrata plc ............................                   171,836        546,948
                                                                  ------------   ------------
            TOTAL MATERIALS ........................                 5,036,003      7,093,285
                                                                  ------------   ------------
            TELECOMMUNICATION SERVICES -- 5.0%
   12,500   America Movil SAB de CV, Cl. L, ADR.....                   759,021        659,375
   19,000   AT&T Inc. ..............................                   718,454        640,110
   11,000   China Mobile Ltd., ADR .................                   892,512        736,450
       85   KDDI Corp. .............................                   432,573        525,931
   30,000   Rogers Communications Inc., Cl. B ......                 1,049,368      1,159,800
   12,000   Verizon Communications Inc. ............                   431,020        424,800
   22,000   Vodafone Group plc, ADR ................                   660,229        648,120
                                                                  ------------   ------------
            TOTAL TELECOMMUNICATION SERVICES .......                 4,943,177      4,794,586
                                                                  ------------   ------------
            FINANCIALS -- 4.5%
    3,500   Allianz SE .............................                   457,116        615,663
    1,533   China Life Insurance Co. Ltd., ADR .....                    35,142         79,992
      500   CME Group Inc. .........................                   266,076        191,595
    4,500   IntercontinentalExchange Inc.+ .........                   605,753        513,000
   16,000   Janus Capital Group Inc. ...............                   463,829        423,520
    7,400   Julius Baer Holding Ltd AG .............                   353,875        496,266
   37,700   Standard Chartered plc .................                   782,022      1,067,642
   10,000   T. Rowe Price Group Inc. ...............                   502,361        564,700
   19,000   The Charles Schwab Corp. ...............                   415,710        390,260
                                                                  ------------   ------------
            TOTAL FINANCIALS .......................                 3,881,884      4,342,638
                                                                  ------------   ------------

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
---------                                           ------------   ------------
            COMMON STOCKS (CONTINUED)
            EXCHANGE TRADED FUNDS -- 2.1%
    7,500   iShares MSCI Emerging Markets
            Index Fund ..........................   $    772,688   $  1,016,850
   21,000   Vanguard Emerging Markets ETF .......        811,244        982,800
                                                    ------------   ------------
            TOTAL EXCHANGE TRADED  FUNDS               1,583,932      1,999,650
                                                    ------------   ------------
            UTILITIES -- 0.7%
   12,500   Veolia Environnement S.A ............      1,041,888        697,842
                                                    ------------   ------------
            TOTAL COMMON STOCKS .................     74,969,997     90,854,857
                                                    ------------   ------------

PRINCIPAL
 AMOUNT
---------
            U.S GOVERNMENT OBLIGATIONS -- 5.3%
$5,139,000  U.S Treasury Bills, 1.551% to
            1.874%++, 07/31/08 to 10/02/08 ......      5,118,428     5,117,883
                                                    ------------   ------------
            TOTAL INVESTMENTS -- 99.8%              $ 80,088,425     95,972,740
                                                    ============

            OTHER ASSETS AND LIABILITIES
            (NET) -- 0.2% .......................                       213,164
                                                                   ------------
            NET ASSETS -- 100.0%                                   $ 96,185,904
                                                                   ============

----------
+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR American Depositary Receipt

                                                       % OF
                                                      MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION                             VALUE       VALUE
---------------------------------------------------   ------   ------------
North America .....................................    59.6%   $ 57,209,719
Europe ............................................    24.5      23,513,503
Japan .............................................     7.1       6,837,735
Latin America .....................................     6.6       6,358,802
Asia/Pacific ......................................     2.2       2,052,981
                                                      ------   ------------
                                                      100.0%   $ 95,972,740
                                                      ======   ============

                 See accompanying notes to financial statements.

                          THE GAMCO GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $80,088,425) .............................................   $   95,972,740
   Foreign currency, at value (cost $ 20,636) ...........................................           19,268
   Cash .................................................................................              557
   Receivable for investments sold ......................................................          288,040
   Receivable for Fund shares sold ......................................................           10,889
   Dividends and interest receivable ....................................................          208,197
   Prepaid expense ......................................................................           28,698
                                                                                            --------------
   TOTAL ASSETS .........................................................................       96,528,389
                                                                                            --------------
LIABILITIES:
   Payable for Fund shares redeemed .....................................................           85,981
   Payable for investment advisory fees .................................................           82,061
   Payable for distribution fees ........................................................           20,760
   Payable for accounting fees ..........................................................            3,751
   Payable for shareholder communications expenses ......................................           43,193
   Payable for legal fees ...............................................................           34,095
   Payable for audit fees ...............................................................           28,727
   Payable for shareholder services fees ................................................           26,001
   Other accrued expenses ...............................................................           17,916
                                                                                            --------------
   TOTAL LIABILITIES ....................................................................          342,485
                                                                                            --------------
NET ASSETS applicable to 3,849,040 shares outstanding ...................................   $   96,185,904
                                                                                            ==============
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $0.001 par value ......................................   $  121,732,462
   Accumulated net investment loss ......................................................          (20,795)
   Accumulated net realized loss on investments and foreign currency transactions .......      (41,413,611)
   Net unrealized appreciation on investments ...........................................       15,884,315
   Net unrealized appreciation on foreign currency translations .........................            3,533
                                                                                            --------------
   NET ASSETS ...........................................................................   $   96,185,904
                                                                                            ==============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering, and redemption price per share
      ($92,063,691 /3,682,461 shares outstanding; 75,000,000 shares authorized)..........   $        25.00
                                                                                            ==============
   CLASS A:
   Net Asset Value and redemption price per share ($2,149,763 /86,026 shares
      outstanding; 50,000,000 shares authorized) ........................................   $        24.99
                                                                                            ==============

   Maximum offering price per share (NAV / 9425, based on maximum sales charge
      of 5.75% of the offering price)....................................................   $        26.51
                                                                                            ==============
   CLASS B:
   Net Asset Value and offering price per share ($218,589/9,209 shares
      outstanding; 25,000,000 shares authorized) ........................................   $        23.74 (a)
                                                                                            ==============
   CLASS C:
   Net Asset Value and offering price per share ($558,769/23,619 shares outstanding;
      25,000,000 shares authorized) .....................................................   $        23.66 (a)
                                                                                            ==============
   CLASS I:
   Net Asset Value, offering, and redemption price per share ($1,195,092 /47,725 shares
      outstanding; 25,000,000 shares authorized) ........................................   $        25.04
                                                                                            ==============

----------
(a)   Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $ 42,417) .........................................   $      825,294
   Interest .............................................................................           12,675
                                                                                            --------------
   TOTAL INVESTMENT INCOME ..............................................................          837,969
                                                                                            --------------
EXPENSES:
   Investment advisory fees .............................................................          492,321
   Distribution fees - Class AAA ........................................................          118,772
   Distribution fees - Class A ..........................................................            2,643
   Distribution fees - Class B ..........................................................            1,239
   Distribution fees - Class C ..........................................................            2,194
   Shareholder services fees ............................................................           69,728
   Shareholder communications expenses ..................................................           50,989
   Custodian fees .......................................................................           39,542
   Legal and audit fees .................................................................           26,529
   Accounting fees ......................................................................           22,500
   Registration expenses ................................................................           13,519
   Directors' fees ......................................................................            4,139
   Interest expense .....................................................................              836
   Miscellaneous expenses ...............................................................           22,454
                                                                                            --------------
   TOTAL EXPENSES .......................................................................          867,405
   Less: Custodian fee credits ..........................................................               (7)
                                                                                            --------------
   NET EXPENSES .........................................................................          867,398
                                                                                            --------------
   NET INVESTMENT LOSS ..................................................................          (29,429)
                                                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain on investments .....................................................        3,579,614

   Net realized gain on foreign currency transactions ...................................          507,578
                                                                                            --------------
   Net realized gain on investments and foreign currency transactions ...................        4,087,192
                                                                                            --------------
   Net change in unrealized appreciation/depreciation on investments ....................      (11,459,884)
   Net change in unrealized appreciation/depreciation on foreign currency translations ..         (187,268)
                                                                                            --------------
   Net change in unrealized appreciation/depreciation on investments and foreign currency
      translations ......................................................................      (11,647,152)
                                                                                            --------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY ..........       (7,559,960)
                                                                                            --------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................   $   (7,589,389)
                                                                                            ==============

                See accompanying notes to financial statements.

                                     THE GAMCO GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2008        YEAR ENDED
                                                                                 (UNAUDITED)     DECEMBER 31, 2007
                                                                              ----------------   -----------------
OPERATIONS:
   Net investment income (loss) ...........................................    $      (29,429)     $      381,484
   Net realized gain on investments and foreign currency transactions .....         4,087,192           8,723,423
   Net change in unrealized appreciation/depreciation on investments and
        foreign currency translations .....................................       (11,647,152)          7,696,584
                                                                               --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........        (7,589,389)         16,801,491
                                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class AAA ............................................................                --            (352,631)
     Class A ..............................................................                --              (8,655)
                                                                               --------------      --------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................                --            (361,286)
                                                                               --------------      --------------
CAPITAL SHARE TRANSACTIONS:
     Class AAA ............................................................        (5,036,211)        (12,564,280)
     Class A ..............................................................            86,563             678,353
     Class B ..............................................................           (33,846)              6,654
     Class C ..............................................................           178,333             105,141
     Class I ..............................................................         1,237,174                  --
                                                                               --------------      --------------
   NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .............        (3,567,987)        (11,774,132)
                                                                               --------------      --------------
   REDEMPTION FEES ........................................................                17                 395
                                                                               --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..................................       (11,157,359)          4,666,468
NET ASSETS:
   Beginning of period ....................................................       107,343,263         102,676,795
                                                                               --------------      --------------
   End of period (including undistributed net investment income of $0
     and $8,634, respectively) ............................................    $   96,185,904      $  107,343,263
                                                                               ==============      ==============

                See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                             INCOME FROM INVESTMENT OPERATIONS            DISTRIBUTIONS
                          --------------------------------------   ------------------------
                                            Net
              Net Asset      Net       Realized and     Total                                               Net Asset
   Period       Value,    Investment    Unrealized       from         Net                                     Value,
   Ended      Beginning     Income      Gain (Loss)   Investment   Investment       Total      Redemption    End of      Total
December 31   of Period    (Loss)(a)    Investments    Operation    Income      Distribution     Fees(a)     Period     Return+
-----------   ---------   ----------   ------------   ----------   ---------    ------------   ----------   ---------   -------

CLASS AAA
  2008(c)      $26.89      $ (0.01)      $ (1.88)      $ (1.89)          --            --       $ 0.00(d)    $25.00      (7.0)%
  2007          22.93         0.09          3.96          4.05      $ (0.09)      $  (0.09)       0.00(d)     26.89      17.7
  2006          20.43         0.06          2.50          2.56        (0.06)         (0.06)       0.00(d)     22.93      12.5
  2005          17.98         0.02          2.45          2.47        (0.02)         (0.02)       0.00(d)     20.43      13.7
  2004          16.43        (0.05)         1.60          1.55           --             --        0.00(d)     17.98       9.4
  2003          11.62        (0.06)         4.86          4.80           --             --        0.01        16.43      41.4
CLASS A
  2008(c)      $26.88      $ (0.01)      $ (1.88)      $ (1.89)          --             --      $ 0.00(d)    $24.99      (7.0)%
  2007          22.93         0.11          3.95          4.06      $ (0.11)      $  (0.11)       0.00(d)     26.88      17.7
  2006          20.43         0.06          2.50          2.56        (0.06)         (0.06)       0.00(d)     22.93      12.5
  2005          18.01         0.01          2.45          2.46        (0.04)         (0.04)       0.00(d)     20.43      13.7
  2004          16.45        (0.05)         1.61          1.56           --             --        0.00(d)     18.01       9.5
  2003          11.63        (0.06)         4.87          4.81           --             --        0.01        16.45      41.4
CLASS B
  2008(c)      $25.63      $ (0.10)      $ (1.79)      $ (1.89)          --             --      $ 0.00(d)    $23.74      (7.4)%
  2007          21.94        (0.09)         3.78          3.69           --             --        0.00(d)     25.63      16.8
  2006          19.65        (0.10)         2.39          2.29           --             --        0.00(d)     21.94      11.7
  2005          17.41        (0.12)         2.36          2.24           --             --        0.00(d)     19.65      12.9
  2004          16.02        (0.17)         1.56          1.39           --             --        0.00(d)     17.41       8.7
  2003          11.42        (0.16)         4.75          4.59           --             --        0.01        16.02      40.3
CLASS C
  2008(c)      $25.54      $ (0.12)      $ (1.76)      $ (1.88)          --             --      $ 0.00(d)    $23.66      (7.4)%
  2007          21.87        (0.03)         3.70          3.67           --             --        0.00(d)     25.54      16.8
  2006          19.58        (0.09)         2.38          2.29           --             --        0.00(d)     21.87      11.7
  2005          17.35        (0.16)         2.39          2.23           --             --        0.00(d)     19.58      12.9
  2004          15.97        (0.19)         1.57          1.38           --             --        0.00(d)     17.35       8.6
  2003          11.38        (0.16)         4.74          4.58           --             --        0.01        15.97      40.3
CLASS I
  2008(g)      $25.35      $  0.05       $ (0.36)      $ (0.31)          --             --      $ 0.00(d)    $25.04      (6.9)%

                 RATIO TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               -------------------------------------------------
               Net Asset       Net
   Period       End of     Investment                  Portfoloio
   Ended        Period       Income       Operating     Turnover
December 31   (in 000's)     (Loss)     Expences (b)     Rate++
-----------    ---------   ----------   ------------   ----------
CLASS AAA
  2008(c)      $  92,064   (0.06)%(e)    1.76%(e)(f)       23%
  2007           104,421    0.37         1.74              42
  2006           100,883    0.26         1.78              46
  2005           108,433    0.11         1.79(f)           33
  2004           114,011   (0.30)        1.82              100
  2003           132,886   (0.45)        1.71              63
CLASS A
  2008(c)      $   2,150   (0.04)%(e)    1.76%(e)(f)       23%
  2007             2,224    0.43         1.74              42
  2006             1,294    0.28         1.78              46
  2005             1,150    0.03         1.79(f)           33
  2004               493   (0.29)        1.82             100
  2003               426   (0.45)        1.71              63
CLASS B
  2008(c)      $     218   (0.80)%(e)    2.51%(e)(f)       23%
  2007               270   (0.36)        2.49              42
  2006               225   (0.49)        2.53              46
  2005               202   (0.67)        2.54(f)           33
  2004               183   (1.05)        2.57             100
  2003               211   (1.20)        2.46              63
CLASS C
  2008(c)      $     559   (1.04)%(e)    2.51%(e)(f)       23%
  2007               428   (0.11)        2.49              42
  2006               275   (0.42)        2.53              46
  2005               236   (0.90)        2.52(f)           33
  2004                52   (1.17)        2.57             100
  2003               207   (1.20)        2.46              63
CLASS I
  2008(g)      $   1,195    0.41%(e)     1.51%(e)(f)       23%

----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal year ended December 31, 2004 would have been 101%. The portfolio turnover rate for the fiscal years ended 2007, 2006, 2005, and 2003 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the fiscal years ended December 31, 2007 and 2004. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.73%, and 1.81% (Class AAA), 1.73% and 1.81% (Class A), 2.48% and 2.56% (Class B),
      and 2.48% and 2.56% (Class C), respectively. For the six months ended June 30, 2008, the effect of interest expense was minimal.

(c)   For the six months ended June 30, 2008, unaudited.

(d)   Amount represents less than $0.005 per share.

(e)   Annualized.

(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended December 31, 2005 would have been 1.79%, 1.79%, 2.53%, and 2.52% for Class AAA, Class A, Class B, and Class C, respectively. For the six months ended June 30, 2008, the effect of the custodian fee credits was minimal.

(g) From the commencement of offering Class I Shares on January 11, 2008 through June 30, 2008, unaudited.

                See accompanying notes to financial statements.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The GAMCO Global Growth Fund (the "Fund"), a series of GAMCO Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities;

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

      - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                INVESTMENTS IN
                                                  SECURITIES
VALUATION INPUTS                                (MARKET VALUE)
                                                --------------
Level 1 - Quoted Prices                          $ 63,174,817
Level 2 - Other Significant Observable Inputs      32,797,923
                                                 ------------
TOTAL                                            $ 95,972,740
                                                 ============

In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

THE GAMCO GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2008, there were no open futures contracts.

SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of June 30, 2008.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

THE GAMCO GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include

THE GAMCO GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was $361,286 of ordinary income.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $45,500,209, which are available to reduce future required distributions of net capital gains to shareholders. $4,251,022 is available through 2009; $39,969,419 is available through 2010; and $1,279,768 is available through 2011.

The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                   GROSS           GROSS
                     COST/       UNREALIZED      UNREALIZED    NET UNREALIZED
                  (PROCEEDS)    APPRECIATION    DEPRECIATION    APPRECIATION
                 ------------   ------------   -------------   --------------
Investments...   $ 80,092,369   $ 20,980,069   $ (5,099,698)    $ 15,880,371

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

If total net assets of the Corporation are in excess of $100 million, the Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Corporation are below $100 million, the Corporation pays each Independent Director an annual retainer of $1,500 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $1,000 and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $21,077,043 and $24,733,199, respectively.

Purchases and proceeds from the sales of U.S. Government obligations for the six months ended June 30, 2008, other than short-term obligations, aggregated $498,765 and $498,322, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2008, the Fund paid brokerage commissions on security trades of $6,580 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $832 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2008, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000, and may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations. At June 30, 2008, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit within the six months ended June 30, 2008, was $13,808 with a weighted average interest rate of 3.88%. The maximum amount borrowed at any time during the six months ended June 30, 2008 was $517,000.

8. CAPITAL STOCK. The Fund offers five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Effective February 15, 2007, Class AAA Shares are offered only to investors who were shareholders prior to that date in one or more of the registered funds distributed by Gabelli & Company. Class AAA and Class I Shares are offered to investors without a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the six months ended June 30, 2008 and the fiscal year ended December 31, 2007 amounted to $17 and $395, respectively.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                                SIX MONTHS ENDED
                                                 JUNE 30, 2008               YEAR ENDED
                                                   (UNAUDITED)            DECEMBER 31, 2007
                                           -------------------------   -------------------------
                                            SHARES         AMOUNT         SHARES       AMOUNT
                                           --------    -------------   ---------   -------------
                                                   CLASS AAA                   CLASS AAA
                                           -------------------------   -------------------------
Shares sold ............................     57,101    $  1,448,932     117,821    $   2,949,985
Shares issued upon reinvestment of
  distributions ........................         --              --      12,529          337,411
Shares redeemed ........................   (257,970)     (6,485,143)   (646,624)     (15,851,676)
                                           --------    ------------    --------    -------------
   Net decrease ........................   (200,869)   $ (5,036,211)   (516,274)   $ (12,564,280)
                                           ========    ============    ========    =============

                                                    CLASS A                    CLASS A
                                           -------------------------   -------------------------
Shares sold ............................    14,052     $    369,283      41,318    $   1,051,315
Shares issued upon reinvestment of
  distributions ........................        --               --         270            7,257
Shares redeemed ........................   (10,752)        (282,720)    (15,295)        (380,219)
                                           --------    ------------    --------    -------------
   Net increase ........................     3,300           86,563      26,293    $     678,353
                                           ========    ============    ========    =============

                                                    CLASS B                    CLASS B
                                           -------------------------   -------------------------
Shares sold ............................       --               --          646    $      14,664
Shares redeemed ........................    (1,332)    $    (33,846)       (366)          (8,010)
                                           --------    ------------    --------    -------------
   Net increase (decrease) .............    (1,332)    $    (33,846)        280    $       6,654
                                           ========    ============    ========    =============

                                                    CLASS C                    CLASS C
                                           -------------------------   -------------------------
Shares sold ............................     8,681     $    219,729       8,778    $    215,838
Shares redeemed ........................    (1,818)         (41,396)     (4,598)       (110,697)
                                           --------    ------------    --------    -------------
   Net increase ........................      6,863    $    178,333       4,180    $    105,141
                                           ========    ============    ========    =============

                                                    CLASS I*
                                           -------------------------
Shares sold ............................     48,065    $   1,245,439
Shares redeemed ........................       (340)          (8,265)
                                           --------    -------------
   Net increase ........................     47,725    $   1,237,174
                                           ========    =============

----------
*     From the commencement of offering Class I Shares on January 11, 2008.

THE GAMCO GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund, an affiliated fund, (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with
Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

- Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS

VALUE
GABELLI ASSET FUND

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(Multiclass)

                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(Multiclass)

                                          Portfolio Manager: Barbara Marcin, CFA

GAMCO WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(Multiclass)

                                               Portfolio Manager: Susan M. Byrne

FOCUSED VALUE
GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
(Multiclass)

                                        Portfolio Manager: Mario J. Gabelli, CFA

SMALL CAP VALUE
GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(Multiclass)

                                        Portfolio Manager: Mario J. Gabelli, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND

Seeks to invest primarily in smaller capitalization equity securities - market caps of $2.5 billion or less. The Fund's primary objective is long-term capital appreciation.
(Multiclass)

                                        Portfolio Manager: Nicholas F. Galluccio

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (Multiclass)

                                      Portfolio Manager: Elizabeth M. Lilly, CFA

GROWTH _
GAMCO GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(Multiclass)

                                          Portfolio Manager: Howard F. Ward, CFA

GAMCO INTERNATIONAL GROWTH FUND

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(Multiclass)

                                                 Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH
GAMCO GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation.
(Multiclass)

                                                                    Team Managed

MICRO-CAP
GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (Multiclass)

                                                                    Team Managed

EQUITY INCOME
GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income.
(Multiclass)

                                        Portfolio Manager: Mario J. Gabelli, CFA

GAMCO WESTWOOD BALANCED FUND

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (Multiclass)

                         Co-Portfolio Managers: Susan M. Byrne Mark Freeman, CFA

GAMCO WESTWOOD INCOME FUND

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities.
(Multiclass)

                                          Portfolio Manager: Barbara Marcin, CFA

SPECIALTY EQUITY
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
(Multiclass)

                                                                    Team Managed

GAMCO GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(Multiclass)

                                                                    Team Managed

GABELLI SRI FUND

Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital appreciation.
(Multiclass)

                                     Portfolio Manager: Christopher C. Desmarais

SECTOR
GAMCO GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
(Multiclass)

                                                                    Team Managed

GAMCO GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.
(Multiclass)

                                                 Portfolio Manager: Caesar Bryan

GABELLI UTILITIES FUND

Seeks to provide a high level of total return through a combination of capital appreciation and current income.
(Multiclass)

                                                                    Team Managed

MERGER AND ARBITRAGE
GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(No-load)

                                        Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN
GAMCO MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss.
(No-load)

                                        Portfolio Manager: Henry Van der Eb, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(Multiclass)

                                           Portfolio Manager: Martin Weiner, CFA

COMSTOCK STRATEGY FUND

The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments.
(Multiclass)

                                           Portfolio Manager: Martin Weiner, CFA

FIXED INCOME
GAMCO WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(Multiclass)

                                            Portfolio Manager: Mark Freeman, CFA

CASH MANAGEMENT-MONEY MARKET
GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(No-load)

                                          Co-Portfolio Manager: Judith A. Raneri
                                           Co-Portfolio Manager: Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

                         GAMCO Global Series Funds, Inc.
                          THE GAMCO GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                               FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
Net Asset Value per share available daily by calling 800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA        John D. Gabelli
Chairman and Chief           Senior Vice President
Executive Officer            Gabelli & Company, Inc.
GAMCO Investors, Inc.

E. Val Cerutti               Werner J. Roeder, MD
Chief Executive Officer      Medical Director
Cerutti Consultants, Inc.    Lawrence Hospital

Anthony J. Colavita          Anthonie C. van Ekris
Attorney-at-Law              Chairman
Anthony J. Colavita, P.C.    BALMAC International, Inc.

Arthur V. Ferrara            Salvatore J. Zizza
Former Chairman and          Chairman
Chief Executive Officer      Zizza & Co., Ltd.
Guardian Life Insurance
Company of America

                            OFFICERS

Bruce N. Alpert              Peter D. Goldstein
President and Secretary      Chief Compliance Officer

Agnes Mullady
Treasurer

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                      GAMCO

THE
GAMCO
GLOBAL
GROWTH
FUND

                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 2008
GAB442Q208SR

                        THE GAMCO GLOBAL OPPORTUNITY FUND

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

TO OUR SHAREHOLDERS,

     During the second quarter of 2008, The GAMCO Global Opportunity Fund's (the "Fund") net asset value ("NAV") per share declined 1.0% while the Morgan Stanley Capital International All Country ("MSCI AC") World Index and the Lipper Global Multi-Cap Growth Fund Average were down 1.4% and 0.1%, respectively. For the six month period ended June 30, 2008, the Fund dropped 10.0% versus decreases of 10.4% and 10.3% for the MSCI AC World Index and the Lipper Global Multi-Cap Growth Fund Average, respectively.

     Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                                     Since
                                                           Year to                                 Inception
                                                 Quarter     Date     1 Year     3 Year   5 Year   (5/11/98)
                                                 -------   -------    ------     ------   ------   ---------
GAMCO GLOBAL OPPORTUNITY FUND CLASS AAA ......   (1.01)%    (9.96)%    (7.86)%   10.57%   13.57%    8.42%
MSCI AC World Index ..........................   (1.36)    (10.41)     (8.79)    10.82    13.69     5.19
Lipper Global Multi-Cap Growth Fund Average ..   (0.14)    (10.30)     (6.89)    10.93    13.91
Class A ......................................   (1.02)     (9.98)     (7.81)    10.58    13.57     8.43
                                                 (6.71)(b) (15.16)(b) (13.11)(b)  8.42(b) 12.23(b)  7.80(b)
Class B ......................................   (1.22)    (10.32)     (8.53)     9.73    12.71     7.82
                                                 (6.16)(c) (14.81)(c) (13.10)(c)  8.89(c) 12.46(c)  7.82
Class C ......................................   (1.22)    (10.35)     (8.73)     9.66    13.04     8.24
                                                 (2.21)(d) (11.25)(d)  (9.64)(d)  9.66    13.04     8.24
Class I ......................................   (0.96)     (9.86)     (7.76)    10.61    13.60     8.43

IN THE CURRENT PROSPECTUS, THE EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 1.96%, 1.96%, 2.71%, 2.71%, AND 1.71%, RESPECTIVELY. CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

     THE CLASS AAA SHARE NAVS PER SHARE ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES ON MARCH 12, 2000, AUGUST 16, 2000, NOVEMBER 23, 2001, AND JANUARY 11, 2008, RESPECTIVELY. THE ACTUAL PERFORMANCE OF THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER FOR THE PERIODS STARTING PRIOR TO AUGUST 16, 2000 AND NOVEMBER 23, 2001, RESPECTIVELY, DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE ACTUAL PERFORMANCE OF THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO LOWER EXPENSES RELATED TO THIS CLASS OF SHARES. RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT REIMBURSED CERTAIN EXPENSES OF THE FUND. THE MSCI AC WORLD INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE, WHILE THE LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GAMCO GLOBAL OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
For the Six Month Period from January 1, 2008 through June 30, 2008

                                                                   EXPENSE TABLE

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                      Beginning         Ending      Annualized     Expenses
                                    Account Value   Account Value     Expense    Paid During
                                       01/01/08        06/30/08        Ratio       Period*
                                    -------------   -------------   ----------   -----------
THE GAMCO GLOBAL OPPORTUNITY FUND
ACTUAL FUND RETURN
Class AAA                             $1,000.00       $  900.40        2.00%        $ 9.45
Class A                               $1,000.00       $  900.20        2.00%        $ 9.45
Class B                               $1,000.00       $  896.80        2.75%        $12.97
Class C                               $1,000.00       $  896.50        2.75%        $12.97
Class I**                             $1,000.00       $  901.40        1.75%        $ 7.82
HYPOTHETICAL 5% RETURN
Class AAA                             $1,000.00       $1,014.92        2.00%        $10.02
Class A                               $1,000.00       $1,014.92        2.00%        $10.02
Class B                               $1,000.00       $1,011.19        2.75%        $13.75
Class C                               $1,000.00       $1,011.19        2.75%        $13.75
Class I                               $1,000.00       $1,016.18        1.75%        $ 8.78

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Class I Shares were first issued on January 11, 2008. Account values and expense ratios for the Actual Fund Return are calculated from January 11, 2008 through June 30, 2008.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2008:

THE GAMCO GLOBAL OPPORTUNITY FUND

Energy ..............................    19.3%
Materials ...........................    14.0%
Industrial ..........................    13.1%
Consumer Staples ....................    12.6%
Health Care .........................    12.4%
Consumer Discretionary ..............     9.9%
Information Technology ..............     5.9%
Financial Services ..................     4.9%
Telecommunication Services ..........     4.9%
Utilities ...........................     0.8%
U.S.Government Obligations ..........     0.2%
Other Assets and Liabilities (Net) ..     2.0%
                                        -----
                                        100.0%
                                        =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

THE GAMCO GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS -- JUNE 30, 2008 (UNAUDITED)

                                                                                          MARKET
SHARES                                                                       COST         VALUE
------                                                                   -----------   -----------
            COMMON STOCKS -- 97.8%
            ENERGY -- 19.3%
    9,000   Galp Energia SGPS SA, Cl. B ..............................   $   228,972   $   199,616
    6,600   Imperial Oil Ltd. ........................................       222,619       363,495
   15,000   Lamprell plc .............................................       126,800       170,651
      350   Patriot Coal Corp.+ ......................................        10,799        53,651
    3,500   Peabody Energy Corp. .....................................       169,179       308,175
   12,000   Petroleo Brasileiro SA, ADR ..............................        90,692       849,960
   10,000   Saipem SpA ...............................................       210,831       467,378
    7,200   Schlumberger Ltd. ........................................       238,374       773,496
    6,000   Suncor Energy Inc. .......................................       101,766       348,720
    2,798   Transocean Inc.+ .........................................       164,040       426,387
                                                                         -----------   -----------
            TOTAL ENERGY .............................................     1,564,072     3,961,529
                                                                         -----------   -----------
            MATERIALS -- 14.0%
   25,000   Alumina Ltd. .............................................       139,364       113,489
   58,630   Antofagasta plc ..........................................        70,152       762,349
    3,000   BHP Billiton Ltd. ........................................       126,333       127,681
    4,125   CRH plc, Dublin ..........................................        47,794       119,888
    9,000   CRH plc, London ..........................................       106,637       258,161
   43,000   Gold Fields Ltd., ADR ....................................       186,535       543,950
   24,000   Harmony Gold Mining Co. Ltd., ADR+ .......................       130,306       294,000
    3,000   Impala Platinum Holdings Ltd. ............................       115,739       117,898
      500   Syngenta AG ..............................................       143,740       161,986
   20,000   Tokai Carbon Co. Ltd. ....................................        87,265       204,038
    2,000   Xstrata plc ..............................................       156,936       159,321
                                                                         -----------   -----------
            TOTAL MATERIALS ..........................................     1,310,801     2,862,761
                                                                         -----------   -----------
            INDUSTRIAL -- 13.1%
    3,000   Bobst Group AG ...........................................       196,729       240,052
    4,500   CNH Global NV ............................................       129,912       152,865
    1,000   Fanuc Ltd. ...............................................       101,606        97,798
    2,000   Finmeccanica SpA .........................................        63,037        52,292
    9,500   General Electric Co. .....................................       320,183       253,555
    2,800   Jardine Matheson Holdings Ltd. ...........................        86,257        86,800
    3,000   L-3 Communications Holdings Inc. .........................       127,721       272,610
    5,500   Lockheed Martin Corp. ....................................       135,166       542,630
    3,000   Mitsui & Co. Ltd. ........................................        69,318        66,213
    9,000   Mueller Water Products Inc., Cl. B .......................       137,238        76,860
    4,000   Outotec Oyj ..............................................       213,475       253,341
    5,000   Precision Castparts Corp. ................................        74,125       481,850
    1,000   SMC Corp. ................................................       124,202       109,756
                                                                         -----------   -----------
            TOTAL INDUSTRIAL .........................................     1,778,969     2,686,622
                                                                         -----------   -----------

                                                                                          MARKET
SHARES                                                                       COST         VALUE
------                                                                   -----------   -----------
            CONSUMER STAPLES -- 12.6%
    5,000   British American Tobacco plc .............................   $   188,859   $   172,469
   12,160   Cadbury plc ..............................................       133,175       152,528
    6,000   Cermaq ASA ...............................................        93,252        71,464
    2,280   Dr. Pepper Snapple Group Inc.+ ...........................        54,395        47,834
    5,000   General Mills Inc. .......................................       248,004       303,850
    5,000   Heineken Holding NV ......................................       233,715       228,852
       25   Japan Tobacco Inc. .......................................       144,496       106,621
    5,000   PepsiCo Inc. .............................................       261,500       317,950
    4,000   Pernod-Ricard SA .........................................       407,530       408,181
    4,000   Procter & Gamble Co. .....................................       221,128       243,240
    2,600   Remy Cointreau SA ........................................       148,331       141,274
    7,000   UST Inc. .................................................       345,154       382,270
                                                                         -----------   -----------
            TOTAL CONSUMER STAPLES ...................................     2,479,539     2,576,533
                                                                         -----------   -----------
            HEALTH CARE -- 12.4%
            HEALTH CARE EQUIPMENT AND SERVICES -- 6.3%
    6,000   Cochlear Ltd. ............................................       246,988       252,002
    5,000   St. Jude Medical Inc.+ ...................................       192,663       204,400
    1,200   Straumann Holding AG .....................................       254,333       286,858
    2,500   Synthes Inc. .............................................       255,485       344,575
    3,000   William Demant Holding A/S+ ..............................       141,483       197,024
                                                                         -----------   -----------
                                                                           1,090,952     1,284,859
                                                                         -----------   -----------
            PHARMACEUTICALS, BIOTECHNOLOGY, AND LIFE SCIENCES -- 6.1%
    6,000   Novartis AG ..............................................       232,122       330,193
    2,000   Novo Nordisk A/S, ADR ....................................       122,684       132,000
    3,500   Roche Holding AG .........................................       305,337       629,203
    3,200   Takeda Pharmaceutical Co. Ltd. ...........................       200,978       162,751
                                                                         -----------   -----------
                                                                             861,121     1,254,147
                                                                         -----------   -----------
            TOTAL HEALTH CARE ........................................     1,952,073     2,539,006
                                                                         -----------   -----------
            CONSUMER DISCRETIONARY -- 9.9%
            CONSUMER DURABLES AND APPAREL -- 6.2%
    4,000   Christian Dior SA ........................................       227,736       410,891
   11,000   Compagnie Financiere Richemont SA, Cl. A .................       231,884       610,454
    4,000   Fortune Brands Inc. ......................................       328,419       249,640
                                                                         -----------   -----------
                                                                             788,039     1,270,985
                                                                         -----------   -----------
            CONSUMER SERVICES -- 1.8%
    8,392   InterContinental Hotels Group plc ........................       207,348       111,849
   15,000   Ladbrokes plc ............................................       121,994        76,215
  100,000   Mandarin Oriental International Ltd. .....................       221,081       174,000
                                                                         -----------   -----------
                                                                             550,423       362,064
                                                                         -----------   -----------

                See accompanying notes to financial statements.

THE GAMCO GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)

                                                                                          MARKET
SHARES                                                                       COST         VALUE
------                                                                   -----------   -----------
            COMMON STOCKS (CONTINUED)
            CONSUMER DISCRETIONARY (CONTINUED)
            MEDIA -- 1.9%
    7,000   Cablevision Systems Corp., Cl. A+ ........................   $    67,535   $   158,200
    4,000   Modern Times Group MTG AB, Cl. B .........................       140,956       234,154
                                                                         -----------   -----------
                                                                             208,491       392,354
                                                                         -----------   -----------
            TOTAL CONSUMER DISCRETIONARY .............................     1,546,953     2,025,403
                                                                         -----------   -----------
            INFORMATION TECHNOLOGY -- 5.9%
    2,000   Canon Inc. ...............................................       103,501       102,952
    5,000   eBay Inc.+ ...............................................       175,275       136,650
      800   Google Inc., Cl. A+ ......................................       272,473       421,136
      500   Keyence Corp. ............................................       112,873       119,187
   10,500   Microsoft Corp. ..........................................       275,325       288,855
    5,000   Square Enix Co. Ltd. .....................................       121,466       147,964
                                                                         -----------   -----------
            TOTAL INFORMATION TECHNOLOGY .............................     1,060,913     1,216,744
                                                                         -----------   -----------
            FINANCIAL SERVICES -- 4.9%
    8,750   Julius Baer Holding Ltd. AG ..............................       313,419       586,801
   10,000   Kinnevik Investment AB, Cl. B ............................       230,284       186,749
    7,000   Schroders plc ............................................       136,556       126,753
   10,000   Swire Pacific Ltd., Cl. A ................................       112,741       102,358
                                                                         -----------   -----------
            TOTAL FINANCIAL SERVICES .................................       793,000     1,002,661
                                                                         -----------   -----------
            TELECOMMUNICATION SERVICES -- 4.9%
    6,000   Bouygues SA ..............................................       216,198       395,862
   10,000   China Mobile Ltd. ........................................       122,566       134,228
    2,300   Telephone & Data Systems Inc. ............................        45,066       108,721
    2,300   Telephone & Data Systems Inc., Special ...................        41,599       101,430
    4,500   United States Cellular Corp.+ ............................       254,809       254,475
                                                                         -----------   -----------
            TOTAL TELECOMMUNICATION SERVICES .........................       680,238       994,716
                                                                         -----------   -----------
            UTILITIES -- 0.8%
    7,000   Connecticut Water Service Inc. ...........................       158,290       156,800
                                                                         -----------   -----------
            TOTAL COMMON STOCKS ......................................    13,324,848    20,022,775
                                                                         -----------   -----------


PRINCIPAL                                                                                 MARKET
 AMOUNT                                                                      COST         VALUE
---------                                                                -----------   -----------
            CORPORATE BONDS -- 0.0%
            TELECOMMUNICATION SERVICES -- 0.0%
 $200,000   Williams Communications Group Inc., Escrow,
               10.875%, 10/01/09+ (a) ................................   $         0   $         0
                                                                         -----------   -----------
            U.S. GOVERNMENT OBLIGATIONS -- 0.2%
   44,000   U.S. Treasury Bill, 1.377%++, 07/03/08 ...................        43,997        43,997
                                                                         -----------   -----------
            TOTAL INVESTMENTS -- 98.0% ...............................   $13,368,845    20,066,772
                                                                         ===========
            OTHER ASSETS AND LIABILITIES (NET) -- 2.0% ...............                     417,188
                                                                                       -----------
            NET ASSETS -- 100.0% .....................................                 $20,483,960
                                                                                       ===========

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2008, the market value of the fair valued security amounted to $0 or 0.00% of net assets.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR American Depositary Receipt

                              % OF
                             MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE      VALUE
--------------------------   ------   -----------
Europe ...................    41.4%   $ 8,317,022
North America ............    32.2      6,465,569
Latin America ............    11.5      2,310,643
Japan ....................     5.6      1,117,279
South Africa .............     4.8        955,849
Asia/Pacific .............     3.6        729,759
Africa/Middle East .......     0.9        170,651
                             -----    -----------
                             100.0%   $20,066,772
                             =====    ===========

                See accompanying notes to financial statements.

                       THE GAMCO GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $13,368,845) ...........................   $20,066,772
   Foreign currency, at value (cost $506,278) .........................       477,337
   Receivable for Fund shares sold ....................................         7,328
   Receivable for investments sold ....................................            74
   Dividends receivable ...............................................        32,401
   Prepaid expense ....................................................        20,675
                                                                          -----------
   TOTAL ASSETS .......................................................    20,604,587
                                                                          -----------
LIABILITIES:
   Payable to custodian ...............................................        48,283
   Payable for Fund shares redeemed ...................................         3,213
   Payable for investment advisory fees ...............................        15,599
   Payable for distribution fees ......................................         4,246
   Payable for legal and audit fees ...................................        23,012
   Payable for shareholder communications expenses ....................        10,800
   Other accrued expenses .............................................        15,474
                                                                          -----------
   TOTAL LIABILITIES ..................................................       120,627
                                                                          -----------
   NET ASSETS applicable to 1,104,996 shares outstanding ..............   $20,483,960
                                                                          ===========
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $0.001 par value ....................   $17,619,417
   Accumulated net investment income ..................................        35,056
   Accumulated net realized loss on investments and foreign
      currency transactions ...........................................    (3,841,213)
   Net unrealized appreciation on investments .........................     6,697,927
   Net unrealized depreciation on foreign currency translations .......       (27,227)
                                                                          -----------
   NET ASSETS .........................................................   $20,483,960
                                                                          ===========
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering and redemption price per
      share ($19,616,114 / 1,058,160 shares
      outstanding; 75,000,000 shares authorized) ......................   $     18.54
                                                                          ===========
   CLASS A:
   Net Asset Value and redemption price per share
      ($329,430 / 17,820 shares outstanding;
      50,000,000 shares authorized) ...................................   $     18.49
                                                                          ===========
   Maximum offering price per share (NAV / 0.9425,
      based on maximum sales charge of 5.75% of
      the offering price) .............................................   $     19.62
                                                                          ===========
   CLASS B:
   Net Asset Value and offering price per share
      ($4,649 / 261 shares outstanding;
      25,000,000 shares authorized) ...................................   $     17.81(a)
                                                                          ===========
   CLASS C:
   Net Asset Value and offering price per share
      ($1,481 / 79.52 shares outstanding;
      25,000,000 shares authorized) ...................................   $     18.62(a)
                                                                          ===========
   CLASS I:
   Net Asset Value, offering and redemption price
      per share ($532,286 / 28,675 shares
      outstanding; 25,000,000 shares authorized) ......................   $     18.56
                                                                          ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $10,578) ........................   $   241,247
   Interest ...........................................................         6,793
                                                                          -----------
   TOTAL INVESTMENT INCOME ............................................       248,040
                                                                          -----------
EXPENSES:
   Investment advisory fees ...........................................       106,513
   Distribution fees - Class AAA ......................................        25,901
   Distribution fees - Class A ........................................           270
   Distribution fees - Class B ........................................            27
   Distribution fees - Class C ........................................             8
   Custodian fees .....................................................        19,757
   Shareholder communications expenses ................................        16,071
   Legal and audit fees ...............................................        14,608
   Registration expenses ..............................................         9,538
   Shareholder services fees ..........................................         9,385
   Directors' fees ....................................................           904
   Interest expense ...................................................           429
   Miscellaneous expenses .............................................        18,442
                                                                          -----------
   TOTAL EXPENSES .....................................................       221,853
   LESS:
      Expense reimbursement (See Note 3) ..............................        (8,801)
      Custodian fee credits ...........................................           (68)
                                                                          -----------
   NET EXPENSES .......................................................       212,984
                                                                          -----------
   NET INVESTMENT INCOME ..............................................        35,056
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized loss on investments ...................................      (541,008)
   Net realized loss on foreign
      currency transactions ...........................................        (6,147)
                                                                          -----------
   Net realized loss on investments and
      foreign currency transactions ...................................      (547,155)
                                                                          -----------
   Net change in unrealized appreciation/
      depreciation on investments .....................................    (1,760,944)
   Net change in unrealized appreciation/
      depreciation on foreign currency translations ...................       (36,658)
                                                                          -----------
   Net change in unrealized appreciation/
      depreciation on investments and
      foreign currency translations ...................................    (1,797,602)
                                                                          -----------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
      CURRENCY ........................................................    (2,344,757)
                                                                          -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   $(2,309,701)
                                                                          ===========

----------
(a)  Redemption price varies based on the length of time held.

                 See accompanying notes to financial statements.

                        THE GAMCO GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2008        YEAR ENDED
                                                                                     (UNAUDITED)     DECEMBER 31, 2007
                                                                                  ----------------   -----------------
OPERATIONS:
   Net investment income ......................................................      $    35,056        $   196,008
   Net realized gain (loss) on investments and foreign currency transactions...         (547,155)         2,698,441
   Net change in unrealized appreciation/depreciation on investments and
      foreign currency translations ...........................................       (1,797,602)           (83,702)
                                                                                     -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............       (2,309,701)         2,810,747
                                                                                     -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class AAA ...............................................................               --           (120,449)
      Class A .................................................................               --             (1,327)
                                                                                     -----------        -----------
                                                                                              --           (121,776)
                                                                                     -----------        -----------
   Return of capital
      Class AAA ...............................................................               --             (1,301)
      Class A .................................................................               --                (14)
                                                                                     -----------        -----------
                                                                                              --             (1,315)
                                                                                     -----------        -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................               --           (123,091)
                                                                                     -----------        -----------
CAPITAL SHARE TRANSACTIONS:
      Class AAA ...............................................................         (650,572)        (3,577,929)
      Class A .................................................................          129,079            (14,498)
      Class B .................................................................             (901)           (20,353)
      Class C .................................................................           (1,867)              (555)
      Class I .................................................................          568,181                 --
                                                                                     -----------        -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ......           43,920         (3,613,335)
                                                                                     -----------        -----------
   REDEMPTION FEES ............................................................                4                 20
                                                                                     -----------        -----------
   NET DECREASE IN NET ASSETS .................................................       (2,265,777)          (925,659)
NET ASSETS:
   Beginning of period ........................................................       22,749,737         23,675,396
                                                                                     -----------        -----------
   End of period (including undistributed net investment income of
      $35,056 and $0, respectively) ...........................................      $20,483,960        $22,749,737
                                                                                     ===========        ===========

               See accompanying notes to financial statements.

THE GAMCO GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                          -------------------------------------   --------------------------------------
                                           Net
                                         Realized
                                           and
              Net Asset       Net       Unrealized      Total
   Period       Value,    Investment      Gain          from          Net
   Ended      Beginning     Income      (Loss) on    Investment   Investment   Return of       Total
December 31   of Period    (Loss)(a)   Investments   Operations     Income      Capital    Distributions
-----------   ---------   ----------   -----------   ----------   ----------   ---------   -------------
CLASS AAA
  2008(e)       $20.59     $ 0.03        $(2.08)       $(2.05)        --           --            --
  2007           18.22       0.17          2.31          2.48     $(0.11)       $0.00(f)     $(0.11)
  2006           15.91      (0.08)         2.39          2.31      (0.00)(f)       --         (0.00)(f)
  2005           13.84       0.01          2.08          2.09      (0.02)          --         (0.02)
  2004           12.18       0.03          1.68          1.71      (0.05)          --         (0.05)
  2003            8.87       0.00(f)       3.29          3.29      (0.01)          --         (0.01)
CLASS A
  2008(e)       $20.54     $ 0.03        $(2.08)       $(2.05)        --           --            --
  2007           18.17       0.18          2.31          2.49     $(0.12)       $0.00(f)     $(0.12)
  2006           15.87      (0.08)         2.39          2.31      (0.01)          --         (0.01)
  2005           13.81       0.01          2.09          2.10      (0.04)          --         (0.04)
  2004           12.16       0.03          1.67          1.70      (0.05)          --         (0.05)
  2003            8.86       0.00(f)       3.28          3.28      (0.01)          --         (0.01)
CLASS B
  2008(e)       $19.86     $(0.04)       $(2.01)       $(2.05)        --           --            --
  2007           17.61      (0.08)         2.33          2.25         --           --            --
  2006           15.49      (0.19)         2.31          2.12         --           --            --
  2005           13.56      (0.08)         2.01          1.93         --           --            --
  2004           12.00      (0.07)         1.66          1.59     $(0.03)          --        $(0.03)
  2003            8.80      (0.07)         3.24          3.17         --           --            --
CLASS C
  2008(e)       $20.77     $(0.06)       $(2.09)       $(2.15)        --           --            --
  2007           18.45       0.03          2.29          2.32         --           --            --
  2006           16.22      (0.21)         2.44          2.23         --           --            --
  2005           14.17      (0.10)         2.15          2.05         --           --            --
  2004           12.39       0.07          1.71          1.78         --           --            --
  2003            9.00      (0.07)         3.43          3.36         --           --            --
CLASS I
  2008(i)       $19.75     $ 0.08        $(1.27)       $(1.19)        --           --            --

                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              -----------------------------------------------------------------------
                             Net
                            Asset             Net Assets       Net          Operating        Operating
   Period                  Value,               End of     Investment       Expenses        Expenses Net    Portfolio
   Ended      Redemption   End of    Total      Period       Income          Before        of Reimburse-    Turnover
December 31     Fees(a)    Period   Return+   (in 000's)     (Loss)     Reimbursement(b)     ment(c)(d)      Rate++
-----------   ----------   ------   -------   ----------   ----------   ----------------   -------------   ----------
CLASS AAA
  2008(e)      $0.00(f)    $18.54   (10.0)%     $19,616      0.32%(g)       2.09%(g)         2.00%(g)(h)       9%
  2007          0.00(f)     20.59    13.6        22,507      0.84           2.03             2.03(h)          20
  2006          0.00(f)     18.22    14.5        23,426     (0.44)          2.02             2.02(h)          15
  2005          0.00(f)     15.91    15.1        21,425      0.10           2.04             1.85(h)          26
  2004          0.00(f)     13.84    14.0        21,033      0.25           2.00             1.50             35
  2003          0.03        12.18    37.4        19,305      0.04           1.83             1.52             13
CLASS A
  2008(e)      $0.00(f)    $18.49   (10.0)%     $   329      0.35%(g)       2.09%(g)         2.00%(g)(h)       9%
  2007          0.00(f)     20.54    13.7           233      0.91           2.03             2.03(h)          20
  2006          0.00(f)     18.17    14.5           220     (0.45)          2.02             2.02(h)          15
  2005          0.00(f)     15.87    15.2           244      0.05           2.06             1.87(h)          26
  2004          0.00(f)     13.81    14.0           106      0.26           2.00             1.50             35
  2003          0.03        12.16    37.4            67      0.04           1.83             1.52             13
CLASS B
  2008(e)      $0.00(f)    $17.81   (10.3)%     $     5     (0.47)%(g)      2.84%(g)         2.75%(g)(h)       9%
  2007          0.00(f)     19.86    12.8             6     (0.45)          2.78             2.78(h)          20
  2006          0.00(f)     17.61    13.7            25     (1.14)          2.77             2.77(h)          15
  2005          0.00(f)     15.49    14.2            48     (0.60)          2.79             2.58(h)          26
  2004          0.00(f)     13.56    13.2            52     (0.53)          2.75             2.25             35
  2003          0.03        12.00    36.4            12     (0.71)          2.58             2.27             13
CLASS C
  2008(e)      $0.00(f)    $18.62   (10.4)%     $     2     (0.61)%(g)      2.84%(g)         2.75%(g)(h)       9%
  2007          0.00(f)     20.77    12.6             4      0.14           2.78             2.78(h)          20
  2006          0.00(f)     18.45    13.8             4     (1.20)          2.77             2.77(h)          15
  2005          0.00(f)     16.22    14.5             4     (0.66)          2.79             2.68(h)          26
  2004          0.00(f)     14.17    14.4           0.1      0.58           2.75             2.25             35
  2003          0.03        12.39    37.7           0.1     (0.71)          2.58             2.27             13
CLASS I
  2008(i)      $0.00(f)    $18.56    (9.9)%     $   532      0.88%(g)       1.84%(g)         1.75%(g)(h)       9%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal year ended December 31, 2004 would have been 38%. The portfolio turnover rate for the fiscal years ended 2007, 2006, 2005, and 2003 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the fiscal years ended December 31, 2007 and 2006, had such payment not been made, the expense ratio would have been 1.96% and 1.95% (Class AAA), 1.96% and 1.95% (Class A), 2.71% and 2.70% (Class B), and 2.71% and 2.70% (Class C),
     respectively.

(c) The Fund incurred interest expense during the fiscal years ended December 31, 2004, and 2003. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25%, and 2.25% for Class AAA, Class A, Class B, and Class C, respectively for each year.

(d) The Fund incurred interest expense during the fiscal years ended December 31, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 1.84% (Class AAA), 2.00%, 2.00%, and 1.86% (Class A), 2.75%,
     2.75%, and 2.57% (Class B), and 2.75%, 2.75%, and 2.68% (Class C),
     respectively. For the six months ended June 30, 2008, the effect of interest expense was minimal.

(e)  For the six months ended June 30, 2008, unaudited.

(f)  Amount represents less than $0.005 per share.

(g)  Annualized.

(h) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended December 31, 2005 would have been 1.84%, 1.87%, 2.58%, and 2.68% for Class AAA, Class A, Class B, and Class C, respectively. For the six months ended June 30, 2008 and the fiscal years ended December 31, 2007 and 2006, the effect of the custodian fee credits was minimal.

(i) From the commencement of offering Class I Shares on January 11, 2008 through June 30, 2008, unaudited.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The GAMCO Global Opportunity Fund (the "Fund"), a series of GAMCO Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                INVESTMENTS IN
                                                  SECURITIES
VALUATION INPUTS                                (MARKET VALUE)
                                                --------------
Level 1 - Quoted Prices                           $ 9,855,031
Level 2 - Other Significant Observable Inputs      10,211,741
Level 3 - Significant Unobservable Inputs                   0
                                                  -----------
TOTAL                                             $20,066,772
                                                  ===========

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                 INVESTMENTS IN
                                                   SECURITIES
                                                 (MARKET VALUE)
                                                 -------------
BALANCE AS OF 12/31/07                                $ 0
Accrued discounts/premiums                             --
Realized gain (loss)                                   --
Change in unrealized appreciation/depreciation         --
Net purchases (sales)                                  --
Transfers in and/or out of Level 3                     --
                                                      ---
BALANCE AS OF 6/30/08                                 $ 0
                                                      ===

In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of June 30, 2008.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income ............   $121,776
Return of capital ..........      1,315
                               --------
Total distributions paid ...   $123,091
                               ========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $3,294,031, which are available to reduce future required distributions of net capital gains to shareholders. $316,789 of the loss carryforward is available through 2010; $1,776,091 is available through 2011; and $1,201,151 is available through 2012.

The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                    GROSS          GROSS
                                 UNREALIZED     UNREALIZED    NET UNREALIZED
                      COST      APPRECIATION   DEPRECIATION    APPRECIATION
                  -----------   ------------   ------------   --------------
Investments ...   $13,368,872    $7,416,887     $(718,987)      $6,697,900

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser. The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund's average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. In addition, the Fund has agreed, during the two year period following any

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund's average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. For the six months ended June 30, 2008, the Adviser reimbursed the Fund in the amount of $8,801.

If total net assets of the Corporation are in excess of $100 million, the Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Corporation are below $100 million, the Corporation pays each Independent Director an annual retainer of $1,500 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $1,000 and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $1,981,330 and $1,482,635, respectively.

Purchases and proceeds from the sales of U.S. Government obligations for the six months ended June 30, 2008, other than short-term obligations, aggregated $304,125 and $304,078, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2008, Gabelli & Company informed the Fund that it received $0 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000, and may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations. During the six months ended June 30, 2008, there were no borrowings under the line of credit.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

8. CAPITAL STOCK. The Fund offers five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered to investors without a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the six months ended June 30, 2008 and the fiscal year ended December 31, 2007 amounted to $4 and $20, respectively.

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

Transactions in shares of capital stock were as follows:

                                                                             SIX MONTHS ENDED
                                                                               JUNE 30, 2008              YEAR ENDED
                                                                                (UNAUDITED)           DECEMBER 31, 2007
                                                                          ----------------------   -----------------------
                                                                           SHARES       AMOUNT       SHARES       AMOUNT
                                                                          --------   -----------   ---------   -----------
                                                                                 CLASS AAA                CLASS AAA
                                                                          ----------------------   -----------------------
Shares sold ...........................................................     74,470   $ 1,471,328     296,123   $ 5,950,384
Shares issued upon reinvestment of distributions ......................         --            --       5,545       114,326
Shares redeemed .......................................................   (109,233)   (2,121,900)   (494,227)   (9,642,639)
                                                                          --------   -----------   ---------   -----------
   Net decrease .......................................................    (34,763)  $  (650,572)   (192,559)  $(3,577,929)
                                                                          ========   ===========   =========   ===========

                                                                                  CLASS A                  CLASS A
                                                                          ----------------------   -----------------------
Shares sold ...........................................................     10,969   $   215,336       3,972   $    79,644
Shares issued upon reinvestment of distributions ......................         --            --          64         1,315
Shares redeemed .......................................................     (4,501)      (86,257)     (4,786)      (95,457)
                                                                          --------   -----------   ---------   -----------
   Net increase (decrease) ............................................      6,468   $   129,079        (750)  $   (14,498)
                                                                          ========   ===========   =========   ===========

                                                                                  CLASS B                 CLASS B
                                                                          ----------------------   -----------------------
Shares redeemed .......................................................        (49)  $      (901)     (1,112)  $   (20,353)
                                                                          --------   -----------   ---------   -----------
   Net decrease .......................................................        (49)  $      (901)     (1,112)  $   (20,353)
                                                                          ========   ===========   =========   ===========

                                                                                  CLASS C                 CLASS C
                                                                          ----------------------   -----------------------
Shares sold ...........................................................         --            --         162   $     3,500
Shares redeemed .......................................................        (92)  $    (1,867)       (211)       (4,055)
                                                                          --------   -----------   ---------   -----------
   Net decrease .......................................................        (92)  $    (1,867)        (49)  $      (555)
                                                                          ========   ===========   =========   ===========

                                                                                  CLASS I*
                                                                          ----------------------
Shares sold ...........................................................     29,301   $   580,095
Shares redeemed .......................................................       (626)      (11,914)
                                                                          --------   -----------
   Net increase .......................................................     28,675   $   568,181
                                                                          ========   ===========

----------
*    From the commencement of offering Class I Shares on January 11, 2008.

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

THE GAMCO GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund, an affiliated fund, (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with
Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC or Teton Advisors, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A SHAREHOLDER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            GABELLI FAMILY OF FUNDS

VALUE
GABELLI ASSET FUND

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND

Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (MULTICLASS)

                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GAMCO WESTWOOD EQUITY FUND

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE
GABELLI VALUE FUND

Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE
GABELLI SMALL CAP FUND

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD SMALLCAP EQUITY FUND

SEEKS TO INVEST PRIMARILY IN SMALLER CAPITALIZATION EQUITY SECURITIES - MARKET CAPS OF $2.5 BILLION OR LESS. THE FUND'S PRIMARY OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. (MULTICLASS)

                                        PORTFOLIO MANAGER: NICHOLAS F. GALLUCCIO

GABELLI WOODLAND SMALL CAP VALUE FUND

Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                      PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH
GAMCO GROWTH FUND

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GAMCO INTERNATIONAL GROWTH FUND

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH
GAMCO GLOBAL GROWTH FUND

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

MICRO-CAP
GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

EQUITY INCOME
GABELLI EQUITY INCOME FUND

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (MULTICLASS)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GAMCO WESTWOOD BALANCED FUND

SEEKS TO INVEST IN A BALANCED AND DIVERSIFIED PORTFOLIO OF STOCKS AND BONDS. THE FUND'S PRIMARY OBJECTIVE IS BOTH CAPITAL APPRECIATION AND CURRENT INCOME. (MULTICLASS)

                                           CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GAMCO WESTWOOD INCOME FUND

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (MULTICLASS)

                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

SPECIALTY EQUITY
GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GAMCO GLOBAL OPPORTUNITY FUND

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GABELLI SRI FUND

Seeks to invest in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment, looking to avoid companies in tobacco, alcohol, and gaming, defense/weapons contractors, and manufacturers of abortifacients. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                     PORTFOLIO MANAGER: CHRISTOPHER C. DESMARAIS

SECTOR
GAMCO GLOBAL TELECOMMUNICATIONS FUND

Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                                                    TEAM MANAGED

GAMCO GOLD FUND

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial,and political factors. (MULTICLASS)

                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (MULTICLASS)

                                                                    TEAM MANAGED

MERGER AND ARBITRAGE
GABELLI ABC FUND

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN
GAMCO MATHERS FUND

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)

                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND

The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of debt instruments. (MULTICLASS)

                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

FIXED INCOME
GAMCO WESTWOOD INTERMEDIATE BOND FUND

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)

                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET
GABELLI U.S. TREASURY MONEY MARKET FUND

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)

                                          CO-PORTFOLIO MANAGER: JUDITH A. RANERI
                                           CO-PORTFOLIO MANAGER: RONALD S. EAKER

AN INVESTMENT IN THE ABOVE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

     TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF
 THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS
        AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                         GAMCO Global Series Funds, Inc.
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
              Net Asset Value per share available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
EXECUTIVE OFFICER
GAMCO INVESTORS, INC.

E. Val Cerutti
CHIEF EXECUTIVE OFFICER
CERUTTI CONSULTANTS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Arthur V. Ferrara
FORMER CHAIRMAN AND
CHIEF EXECUTIVE OFFICER
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

Werner J. Roeder, MD
MEDICAL DIRECTOR
LAWRENCE HOSPITAL

Anthonie C. van Ekris
CHAIRMAN
BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
CHAIRMAN
ZIZZA & CO., LTD.

                                    OFFICERS

Bruce N. Alpert
PRESIDENT AND SECRETARY

Agnes Mullady
TREASURER

Peter D. Goldstein
CHIEF COMPLIANCE OFFICER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q208SR

                                      GAMCO

THE
GAMCO
GLOBAL
OPPORTUNITY
FUND

                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 2008

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2008

TO OUR SHAREHOLDERS,

      During the second quarter of 2008, The GAMCO Global Telecommunications Fund's (the "Fund") net asset value ("NAV") per share declined 2.1%, while the Morgan Stanley Capital International All Country ("MSCI AC") World Telecommunication Services Index was down 2.5% and the MSCI AC World Free Index decreased 1.4%. For the six month period ended June 30, 2008, the Fund's NAV per share was down 16.6% versus declines of 16.0% and 10.4% for the MSCI AC World Telecommunication Services Index and the MSCI AC World Free Index, respectively.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                                                         Since
                                                       Year to                                                         Inception
                                         Quarter         Date         1 Year       3 Year      5 Year      10 Year     (11/1/93)
                                         -------       -------        ------       ------      ------      -------    ----------
GAMCO GLOBAL TELECOMMUNICATIONS FUND
   CLASS AAA ..........................    (2.14)%      (16.59)%      (13.49)%      10.20%      13.22%        6.89%         9.78%
MSCI AC World Telecommunication
   Services Index* ....................    (2.49)       (15.98)        (6.05)       14.45       13.98          N/A           N/A
MSCI AC World Free Index ..............    (1.36)       (10.41)        (8.79)       10.82       13.69         5.29          8.11
Class A ...............................    (2.14)       (16.60)       (13.51)       10.25       13.24         6.90          9.79
                                           (7.77) (b)   (21.40) (b)   (18.49) (b)    8.09 (b)   11.91 (b)     6.27 (b)      9.35 (b)
Class B ...............................    (2.34)       (16.91)       (14.15)        9.38       12.37         6.26          9.34
                                           (7.22) (c)   (21.06) (c)   (18.44) (c)    8.54 (c)   12.12 (c)     6.26          9.34
Class C ...............................    (2.31)       (16.90)       (14.14)        9.37       12.37         6.25          9.33
                                           (3.28) (d)   (17.73) (d)   (15.00) (d)    9.37       12.37         6.25          9.33
Class I ...............................    (2.05)       (16.48)       (13.38)       10.26       13.25         6.91          9.79

IN THE CURRENT PROSPECTUS, THE EXPENSE RATIOS FOR CLASS AAA, A, B, C, AND I SHARES ARE 1.50%, 1.50%, 2.25%, 2.25%, AND 1.25%, RESPECTIVELY. CLASS AAA AND CLASS I SHARES DO NOT HAVE A SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A, B, AND C SHARES IS 5.75%, 5.00%, AND 1.00%, RESPECTIVELY.

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN SHARE PRICE AND REINVESTMENT OF DISTRIBUTIONS AND ARE NET OF EXPENSES. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT THIS AND OTHER MATTERS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. INVESTING IN FOREIGN SECURITIES INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC, AND POLITICAL RISKS.

      THE CLASS AAA SHARE NAVS PER SHARE ARE USED TO CALCULATE PERFORMANCE FOR THE PERIODS PRIOR TO THE ISSUANCE OF CLASS A SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES ON MARCH 12, 2000, MARCH 13, 2000, JUNE 2, 2000, AND JANUARY 11, 2008, RESPECTIVELY. THE ACTUAL PERFORMANCE OF THE CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER DUE TO THE ADDITIONAL EXPENSES ASSOCIATED WITH THESE CLASSES OF SHARES. THE ACTUAL PERFORMANCE OF THE CLASS I SHARES WOULD HAVE BEEN HIGHER DUE TO LOWER EXPENSES RELATED TO THIS CLASS OF SHARES. THE MSCI AC WORLD TELECOMMUNICATION SERVICES INDEX AND THE MSCI AC WORLD FREE INDEX ARE UNMANAGED INDICATORS OF GLOBAL STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) INCLUDES THE EFFECT OF THE MAXIMUM 5.75% SALES CHARGE AT THE BEGINNING OF THE PERIOD.

(c) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS B SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, ONE YEAR, THREE YEAR, AND FIVE YEAR PERIODS OF 5%, 5%, 5%, 3%, AND 2%, RESPECTIVELY, OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER. CLASS B SHARES ARE NOT AVAILABLE FOR NEW PURCHASES.

(d) PERFORMANCE RESULTS INCLUDE THE DEFERRED SALES CHARGES FOR THE CLASS C SHARES UPON REDEMPTION AT THE END OF THE QUARTER, YEAR TO DATE, AND ONE YEAR PERIODS OF 1% OF THE FUND'S NAV PER SHARE AT THE TIME OF PURCHASE OR SALE, WHICHEVER IS LOWER.

* INFORMATION FOR THE MSCI AC WORLD TELECOMMUNICATION SERVICES INDEX IS NOT AVAILABLE WITH DIVIDENDS PRIOR TO AUGUST 2001.

We have separated the portfolio managers' commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers' commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)

For the Six Month Period from January 1, 2008 through
June 30, 2008                                                      EXPENSE TABLE


We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of a fund. When a fund's expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The "Ending Account Value" shown is derived from the Fund's ACTUAL return during the past six months, and the "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period" to estimate the expenses you paid during this period.

HYPOTHETICAL 5% RETURN: This section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case - because the hypothetical return used is NOT the Fund's actual return - the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                    Beginning         Ending        Annualized      Expenses
                                  Account Value    Account Value     Expense      Paid During
                                    01/01/08         06/30/08         Ratio          Period*
                                  -------------    -------------    ----------    -----------
THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

ACTUAL FUND RETURN
Class AAA                          $ 1,000.00        $  834.10         1.56%        $  7.11
Class A                            $ 1,000.00        $  834.00         1.56%        $  7.11
Class B                            $ 1,000.00        $  830.90         2.31%        $ 10.52
Class C                            $ 1,000.00        $  831.00         2.31%        $ 10.52
Class I**                          $ 1,000.00        $  835.20         1.31%        $  5.65

HYPOTHETICAL 5% RETURN
Class AAA                          $ 1,000.00        $1,017.11         1.56%        $  7.82
Class A                            $ 1,000.00        $1,017.11         1.56%        $  7.82
Class B                            $ 1,000.00        $1,013.38         2.31%        $ 11.56
Class C                            $ 1,000.00        $1,013.38         2.31%        $ 11.56
Class I                            $ 1,000.00        $1,018.35         1.31%        $  6.57

* Expenses are equal to the Fund's annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

** Class I Shares were first issued on January 11, 2008. Account values and expense ratios for the Actual Fund Return are calculated from January 11, 2008 through June 30, 2008.

SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of net assets as of June 30, 2008:

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

Diversified Telecommunications Services ......   43.9%
Wireless Telecommunications Services .........   35.9%
Other ........................................   19.7%
U.S. Government Obligations ..................    0.5%
Other Assets and Liabilities (Net) ...........    0.0%
                                                -----
                                                100.0%
                                                =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554).THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS -- JUNE 30, 2008 (UNAUDITED)

                                                                                    MARKET
  SHARES                                                               COST          VALUE
----------                                                          ----------    -----------
             COMMON STOCKS -- 98.9%
             DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 43.9%
             ASIA/PACIFIC -- 4.5%
   249,000   Asia Satellite Telecommunications
              Holdings Ltd. .....................................   $  529,770    $   383,212
   170,000   First Pacific Co. Ltd. .............................       92,079        107,268
    20,000   First Pacific Co. Ltd., ADR ........................       30,144         63,098
         1   Hanarotelecom Inc., ADR+ ...........................        5,250              8
    10,000   KT Corp., ADR ......................................      183,666        213,200
    20,000   Orascom Telecom Holding SAE, GDR ...................    1,277,888      1,286,848
     2,000   Pakistan Telecommunications Co. Ltd., GDR (a) ......      155,765        112,900
   100,000   PCCW Ltd. ..........................................       81,405         60,534
    67,000   Philippine Long Distance Telephone Co., ADR ........    1,237,154      3,579,140
    18,360   PT Telekomunikasi Indonesia, ADR ...................      165,504        592,110
   874,000   Singapore Telecommunications Ltd. ..................      701,513      2,325,442
    35,555   Telecom Corp. of New Zealand Ltd., ADR .............      433,477        480,348
   375,000   Telekom Malaysia Berhad ............................      519,350        364,958
    13,000   Telkom SA Ltd. .....................................      323,646        234,930
     2,400   Telstra Corp. Ltd., ADR ............................       47,304         48,827
     8,075   Thai Telephone & Telecom, GDR+ (a)(b) ..............      100,542            565
 1,000,000   True Corp. Public Co. Ltd.+ ........................      687,194        120,233
                                                                    ----------    -----------
                                                                     6,571,651      9,973,621
                                                                    ----------    -----------
             EUROPE -- 20.5%
    39,000   BT Group plc, ADR ..................................    1,474,439      1,549,470
   300,000   Cable & Wireless plc ...............................      544,359        901,105
     8,000   Colt Telecom Group SA+ .............................       33,893         23,464
   468,000   Deutsche Telekom AG, ADR ...........................    6,437,101      7,661,160
   116,000   Elisa Oyj ..........................................    1,039,274      2,434,550
    38,000   France Telecom SA, ADR .............................    1,021,948      1,125,940
     5,507   Hellenic Telecommunications Organization SA ........       86,065        138,728
    36,000   Hellenic Telecommunications Organization SA, ADR ...      218,769        428,400
    20,000   Hungarian Telephone & Cable Corp.+ .................      179,947        364,800
       500   Magyar Telekom Telecommunications plc, ADR .........        9,650         12,080
    67,000   Maroc Telecom ......................................    1,121,855      1,708,915
    95,000   Portugal Telecom SGPS SA ...........................    1,304,789      1,078,424
    60,000   Portugal Telecom SGPS SA, ADR ......................      248,272        674,400
    11,000   Rostelecom, ADR ....................................      138,618        797,830
    55,000   Royal KPN NV, ADR ..................................      457,200        944,543
    93,000   Sistema JSFC, GDR (a)  . ...........................    1,808,007      2,795,580
    95,000   Swisscom AG, ADR ...................................    2,451,634      3,178,016
 1,800,000   Telecom Italia SpA .................................    3,943,261      3,627,547
    25,000   Telecom Italia SpA, ADR ............................      607,585        499,000
    99,000   Telefonica SA, ADR .................................    2,624,512      7,878,420
     6,361   Telefonica SA, BDR .................................      108,405        175,581
   100,000   Telekom Austria AG .................................    1,746,276      2,169,600
    15,000   Telenor ASA+ .......................................      278,729        282,141
   635,000   TeliaSonera AB .....................................    2,635,873      4,702,571
                                                                    ----------    -----------
                                                                    30,520,461     45,152,265
                                                                    ----------    -----------
             JAPAN -- 0.8%
       237   Nippon Telegraph & Telephone Corp. .................    1,207,105      1,160,616
    22,000   Nippon Telegraph & Telephone Corp., ADR ............      622,716        534,600
                                                                    ----------    -----------
                                                                     1,829,821      1,695,216
                                                                    ----------    -----------
             LATIN AMERICA -- 4.6%
    33,250   Atlantic Tele-Network Inc. .........................      112,178        914,707
    11,500   Brasil Telecom Participacoes SA, ADR ...............      566,673        843,755
        44   Brasil Telecom SA, Preference ......................          474            469
17,415,054   Cable & Wireless Jamaica Ltd. (c) ..................      406,745        189,057
   145,000   Compania de Telecomunicaciones de Chile SA, ADR ....    2,011,238        835,200
     1,000   Maxcom Telecomunicaciones SAB de CV, ADR+ ..........       17,587         12,230
    25,693   Tele Norte Leste Participacoes SA, ADR  ............      357,297        640,013
   189,000   Telecom Argentina SA, ADR+ .........................      608,372      2,693,250
    55,000   Telefonica de Argentina SA, ADR+ ...................      348,883        545,050
    84,000   Telefonos de Mexico SAB de CV, Cl. L, ADR ..........      369,567      1,989,120
     3,355   Telemar Norte Leste SA, Preference, Cl. A ..........      148,531        182,912
    84,000   Telmex Internacional SAB de CV, ADR+ ...............      256,818      1,352,400
                                                                    ----------    -----------
                                                                     5,204,363     10,198,163
                                                                    ----------    -----------
             NORTH AMERICA -- 13.5%
   155,000   AT&T Inc. ..........................................    4,668,595      5,221,950
    47,836   Bell Aliant Regional Communications Income Fund ....      882,832      1,364,196
    39,371   Bell Aliant Regional Communications
                Income Fund+ (a)(d) .............................      726,607      1,144,909

                See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED)--JUNE 30, 2008 (UNAUDITED)

                                                                                           MARKET
 SHARES                                                                      COST           VALUE
--------                                                                 -----------    ------------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED TELECOMMUNICATIONS SERVICES (CONTINUED)
            NORTH AMERICA (CONTINUED)
  26,000    CenturyTel Inc. .........................................    $   944,949    $    925,340
 740,000    Cincinnati Bell Inc.+ ...................................      4,341,651       2,945,200
  30,000    Citizens Communications Co. .............................        440,400         340,200
   3,289    Consolidated Communications Holdings Inc. ...............         62,688          48,973
  90,060    D&E Communications Inc. .................................      1,210,418         800,633
  10,000    E. Spire Communications Inc. ............................         50,000               1
   3,230    EarthLink Inc. ..........................................         45,250          27,940
  20,000    Embarq Corp. ............................................        492,315         945,400
  85,000    FairPoint Communications Inc. ...........................      1,336,967         612,850
  80,000    General Communication Inc., Cl. A+ ......................        376,995         549,600
     800    Lexcom Inc., Cl. B, Non-Voting+ .........................         39,716          52,240
  12,000    Manitoba Telecom Services Inc. ..........................        453,480         470,844
  22,422    McLeodUSA Inc., Cl. A+ ..................................         78,431             110
 130,000    McLeodUSA Inc., Cl. A, Escrow+ (d) ......................              0               0
  25,300    New Ulm Telecom Inc. ....................................        314,157         268,813
  20,000    NorthPoint Communications Group Inc.+ ...................         11,250              24
 160,000    Price Communications Corp., Escrow+ (d) .................              0               0
 280,000    Qwest Communications International Inc. .................      1,198,040       1,100,400
  33,000    Shenandoah Telecommunications Co. .......................        138,825         429,660
  45,000    TELUS Corp. .............................................        873,965       1,891,880
  33,057    TELUS Corp., Non-Voting .................................        827,048       1,345,038
  11,943    TELUS Corp., Non-Voting, ADR ............................        625,813         481,661
 110,000    tw telecom inc.+ ........................................      2,188,421       1,763,300
 182,000    Verizon Communications Inc. .............................      6,452,698       6,442,800
  40,000    Windstream Corp. ........................................        274,920         493,600
                                                                         -----------    ------------
                                                                          29,056,431      29,667,562
                                                                         -----------    ------------
            TOTAL DIVERSIFIED TELECOMMUNICATIONS SERVICES ...........     73,182,727      96,686,827
                                                                         -----------    ------------
            WIRELESS TELECOMMUNICATIONS SERVICES -- 35.3%
            ASIA/PACIFIC -- 4.2%
  72,000    China Mobile Ltd., ADR ..................................        932,248       4,820,400
  73,000    China Unicom Ltd., ADR ..................................        587,280       1,351,960
     666    Hutchison Telecommunications International Ltd.+ ........            519             945
   8,000    PT Indosat Tbk, ADR .....................................         78,652         289,840
 100,000    SK Telecom Co. Ltd., ADR ................................      1,346,082       2,077,000
 375,000    TM International Berhad+ ................................      1,103,620         705,815
                                                                         -----------    ------------
                                                                           4,048,401       9,245,960
                                                                         -----------    ------------
            EUROPE -- 9.7%
  53,000    Bouygues SA .............................................      1,492,071       3,518,090
  24,000    Millicom International Cellular SA ......................      1,836,800       2,484,000
     800    Mobile TeleSystems OJSC, ADR ............................         29,612          61,288
 100,000    Turkcell Iletisim Hizmet A/S, ADR .......................      2,317,690       1,455,000
 250,000    Vimpel-Communications, ADR ..............................        570,404       7,420,000
 125,000    Vivendi .................................................      3,161,412       4,743,049
  54,000    Vodafone Group plc, ADR .................................      1,470,838       1,590,840
                                                                         -----------    ------------
                                                                          10,878,827      21,272,267
                                                                         -----------    ------------
            JAPAN -- 3.3%
     600    KDDI Corp. ..............................................      3,016,473       3,706,738
   2,400    NTT DoCoMo Inc. .........................................      5,430,899       3,525,922
                                                                         -----------    ------------
                                                                           8,447,372       7,232,660
                                                                         -----------    ------------
            LATIN AMERICA -- 4.3%
 162,000    America Movil SAB de CV, Cl. L, ADR .....................        988,974       8,545,500
  17,500    Grupo Iusacell SA de CV+ ................................         29,040         169,687
     460    Tele Norte Celular Participacoes SA, ADR ................          7,079           8,924
     701    Telemig Celular Participacoes SA, ADR ...................         18,590          41,710
  14,900    Tim Participacoes SA, ADR ...............................        438,054         423,607
   3,020    Vivo Participacoes SA+ ..................................          6,747          20,515
  23,976    Vivo Participacoes SA, ADR+ .............................        316,130         152,487
  13,024    Vivo Participacoes SA, Preference+ ......................        159,589          82,867
                                                                         -----------    ------------
                                                                           1,964,203       9,445,297
                                                                         -----------    ------------
            NORTH AMERICA -- 13.8%
  40,000    Centennial Communications Corp.+ .......................         233,877         279,600
  60,000    Clearwire Corp., Cl. A+ ................................       1,183,237         777,600
   2,000    Leap Wireless International Inc.+ .......................         73,090          86,340
  14,000    MetroPCS Communications Inc.+ ...........................        318,956         247,940
  80,000    Nextwave Wireless Inc.+ .................................        755,814         323,200
 250,000    Rogers Communications Inc., Cl. B .......................      1,141,119       9,665,000
  40,000    Rural Cellular Corp., Cl. A+ ............................        342,368       1,780,400
 430,000    Sprint Nextel Corp. .....................................      5,504,129       4,085,000
  79,100    Telephone & Data Systems Inc. ...........................      2,034,500       3,739,057

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)

                                                                                           MARKET
  SHARES                                                                   COST            VALUE
---------                                                              ------------    -------------
             COMMON STOCKS (CONTINUED)
             WIRELESS TELECOMMUNICATIONS SERVICES (CONTINUED)
             NORTH AMERICA (CONTINUED)
   60,000    Telephone & Data Systems Inc., Special ...............    $  1,278,136    $   2,646,000
  120,000    United States Cellular Corp.+ ........................       5,745,390        6,786,000
    5,000    Virgin Mobile USA Inc., Cl. A+ .......................          64,817           13,750
                                                                       ------------    -------------
                                                                         18,675,433       30,429,887
                                                                       ------------    -------------
             TOTAL WIRELESS
              TELECOMMUNICATIONS
              SERVICES ............................................      44,014,236       77,626,071
                                                                       ------------    -------------
             OTHER -- 19.7%
             ASIA/PACIFIC -- 0.3%
   38,000    ABC Communications Holdings Ltd. .....................          19,234            4,630
   19,065    Austar United Communications Ltd.+ ...................          34,838           20,470
  100,000    Champion Technology Holdings Ltd. ....................          87,982           13,466
   70,000    CP Pokphand Co. Ltd., ADR+ ...........................          58,725           69,573
   26,000    Himachal Futuristic Communications Ltd.,
              GDR+ (a)(d) .........................................         141,200           34,691
   50,000    Hutchison Whampoa Ltd. ...............................         487,170          504,024
  300,000    Time Engineering Berhad+ .............................         316,449           16,985
                                                                       ------------    -------------
                                                                          1,145,598          663,839
                                                                       ------------    -------------
             EUROPE -- 1.9%
   18,000    Alcatel-Lucent, ADR+ .................................         264,938          108,720
    1,500    British Sky Broadcasting Group plc, ADR ..............          36,400           56,085
    6,744    Cockleshell Ltd.+                                                    0            7,321
    3,000    E.ON AG ..............................................         126,255          605,300
   59,500    G4S plc ..............................................               0          239,991
   96,000    GN Store Nord A/S+ ...................................         526,184          460,077
    3,600    Impellam Group plc+ ..................................           5,269            5,772
    6,400    L. M. Ericsson Telephone Co., Cl. B, ADR .............          40,907           66,560
   28,000    Nokia Oyj, ADR .......................................          67,091          686,000
   15,428    Seat Pagine Gialle SpA+ ..............................          30,784            1,610
      900    Shellshock Ltd.+ .....................................             521            1,174
      750    Siemens AG, ADR ......................................          23,625           82,598
    5,852    Telecom Italia Media SpA+ ............................           4,669              898
   25,000    Telegraaf Media Groep NV .............................         541,844          816,749
    6,000    ThyssenKrupp AG ......................................         110,336          376,736
   15,000    TNT NV, ADR ..........................................         198,277          513,314
    1,000    Via Net.Works Inc.+ ..................................           2,625               19
   14,085    Zon Multimedia Servicos de Telecomunicacoes e
              Multimedia SGPS SA ..................................         138,455          117,090
    9,578    Zon Multimedia Servicos de Telecomunicacoes e
              Multimedia SGPS SA, ADR .............................         137,444           79,678
                                                                       ------------    -------------
                                                                          2,255,624        4,225,692
                                                                       ------------    -------------
             JAPAN -- 0.4%
   72,000    The Furukawa Electric Co. Ltd. .......................         350,157          312,587
   30,000    Tokyo Broadcasting System Inc. .......................         884,217          569,289
                                                                       ------------    -------------
                                                                          1,234,374          881,876
                                                                       ------------    -------------
             LATIN AMERICA -- 0.3%
    9,000    BB Holdings Ltd.+ ....................................          36,940           42,525
    1,400    Claxson Interactive Group Inc.+ ......................           2,240           18,865
   25,693    Contax Participacoes SA, ADR .........................          11,051           36,993
   19,000    Grupo Televisa SA, ADR ...............................         470,985          448,780
    1,224    Shellproof Ltd.+ .....................................           1,210            1,475
                                                                       ------------    -------------
                                                                            522,426          548,638
                                                                       ------------    -------------
             NORTH AMERICA -- 16.8%
   80,000    Adelphia Communications Corp., Cl. A+ (d) ............          74,756                0
   80,000    Adelphia Communications Corp., Cl. A, Escrow+ (d) ....               0                0
   80,000    Adelphia Recovery Trust+ (d) .........................               0                0
    2,000    America Online Latin America Inc., Cl. A+ (d) ........             840                4
    2,000    Amphenol Corp., Cl. A ................................           8,184           89,760
  130,000    Cablevision Systems Corp., Cl. A+ ....................       3,151,658        2,938,000
   50,000    California Micro Devices Corp.+ ......................         283,857          155,500
   23,566    CanWest Global Communications Corp.+ (d) .............         322,321           61,381
   33,434    CanWest Global Communications Corp., Cl. A+ ..........         384,882           90,495
  500,000    Charter Communications Inc., Cl. A+ ..................       1,475,524          525,000
  100,000    Clear Channel Communications Inc. ....................       3,851,100        3,520,000
   10,000    Cogeco Inc. ..........................................         195,069          304,011
   58,000    Comcast Corp., Cl. A, Special ........................       1,645,158        1,088,080
    4,000    Convergys Corp.+ .....................................          53,716           59,440
   42,000    Discovery Holding Co., Cl. A+ ........................         270,887          922,320
   90,000    DISH Network Corp., Cl. A+ ...........................       1,501,668        2,635,200
   18,000    EchoStar Corp., Cl. A+ ...............................         329,634          561,960
    6,000    Fisher Communications Inc.+ ..........................         270,822          206,640
    1,000    Geoworks Corp.+ ......................................           1,375               50
    1,000    Google Inc., Cl. A+ ..................................         346,423          526,420
    8,250    Idearc Inc. ..........................................          91,664           19,388

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
SCHEDULE OF INVESTMENTS (CONTINUED) -- JUNE 30, 2008 (UNAUDITED)

                                                                                 MARKET
 SHARES                                                         COST             VALUE
---------                                                    ------------    --------------
              COMMON STOCKS (CONTINUED)
              OTHER (CONTINUED)
              NORTH AMERICA (CONTINUED)
    35,000    IDT Corp.+ ..................................  $    337,311    $       52,850
    32,000    IDT Corp., Cl. B+ ...........................       221,434            54,400
     1,000    JDS Uniphase Corp.+ .........................        17,107            11,360
     1,000    L-3 Communications Holdings Inc. ............        11,000            90,870
    60,732    Liberty Global Inc., Cl. A+ .................     1,330,262         1,908,807
    50,000    Liberty Global Inc., Cl. C+ .................     1,219,998         1,518,000
    24,000    Liberty Media Corp. -
               Capital, Cl. A+ ............................       175,219           345,600
    96,000    Liberty Media Corp. -
               Entertainment, Cl. A+ ......................       919,898         2,326,080
    40,000    Liberty Media Corp. -
               Interactive, Cl. A+ ........................       450,264           590,400
     1,000    Lockheed Martin Corp. .......................        22,787            98,660
    60,100    LSI Corp.+ ..................................       436,261           369,014
    35,000    Macrovision Solutions Corp.+ ................       625,152           523,600
    18,000    Mediacom Communications
               Corp., Cl. A+ ..............................       153,965            96,120
    55,000    Motorola Inc. ...............................       454,388           403,700
     2,000    News Corp., Cl. A ...........................        29,100            30,080
     2,000    News Corp., Cl. B ...........................        21,050            30,700
    80,000    Nortel Networks Corp.+ ......................     1,802,841           657,600
     2,524    Orbital Sciences Corp.+ .....................        16,208            59,465
     3,000    R. H. Donnelley Corp.+ ......................        40,206             9,000
     8,000    SCANA Corp. .................................       211,675           296,000
     5,000    SJW Corp. ...................................        78,585           132,000
   360,000    The DIRECTV Group Inc.+ .....................     8,436,672         9,327,600
    15,000    Time Warner Cable Inc., Cl. A+ ..............       444,669           397,200
   175,000    Time Warner Inc. ............................     3,041,641         2,590,000
     2,000    TiVo Inc.+ ..................................        11,105            12,340
     1,000    Vishay Intertechnology Inc.+ ................        22,908             8,870
        47    Xanadoo Co.+ . ..............................        23,394            14,805
    60,000    Yahoo! Inc.+ ................................     1,815,130         1,239,600
                                                             ------------    --------------
                                                               36,629,768        36,898,370
                                                             ------------    --------------
              TOTAL OTHER .................................    41,787,790        43,218,415
                                                             ------------    --------------
              TOTAL COMMON STOCKS .........................   158,984,753       217,531,313
                                                             ------------    --------------
              WARRANTS -- 0.6%
              WIRELESS TELECOMMUNICATIONS SERVICES -- 0.6%
              ASIA/PACIFIC -- 0.6%
    82,000    Bharti Airtel Ltd.,
                 expire 12/15/16+ .........................     1,767,623         1,378,322
                                                             ------------    --------------

              OTHER -- 0.0%
              ASIA/PACIFIC -- 0.0%
    20,000    Champion Tech,
                 expire 04/16/09 (d) ......................             0                 0
                                                             ------------    --------------
              TOTAL WARRANTS ..............................     1,767,623         1,378,322
                                                             ------------    --------------

PRINCIPAL                                                                        MARKET
 AMOUNT                                                         COST             VALUE
---------                                                    ------------    --------------
              U.S. GOVERNMENT OBLIGATIONS -- 0.5%
$1,126,000    U.S. Treasury Bill,
               1.748%++, 10/02/08 .........................  $  1,120,939    $    1,120,676
                                                             ------------    --------------
              TOTAL
                INVESTMENTS -- 100.0% .....................  $161,873,315       220,030,311
                                                             ============
              OTHER ASSETS AND LIABILITIES (NET) -- 0.0%                             52,769
                                                                             --------------
              NET ASSETS -- 100.0%                                           $  220,083,080
                                                                             ==============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of Rule 144A securities amounted to $4,088,645 or 1.86% of net assets.

(b)   Illiquid security.

(c) At June 30, 2008, the Fund held an investment in a restricted security amounting to $189,057 or 0.09% of net assets, which were valued under methods approved by the Board of Directors as follows:

                                                                                06/30/08
                                                                                CARRYING
ACQUISITION                           ACQUISITION            ACQUISITION          VALUE
 SHARES       ISSUER                     DATE                   COST            PER UNIT
-----------   ----------------        -----------            ------------       -----------
17,415,054    Cable & Wireless
              Jamaica Ltd. ..........  03/10/94               $406,745            $0.0109

(d) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2008, the market value of fair valued securities amounted to $1,240,985 or 0.56% of net assets.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depositary Receipt

BDR   Brazilian Depositary Receipt

GDR   Global Depositary Receipt

                                      % OF
                                      MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION            VALUE          VALUE
--------------------------           -------     -------------
North America ....................      44.6%    $  98,116,495
Europe ...........................      32.1        70,650,224
Asia/Pacific .....................       9.7        21,261,742
Latin America ....................       9.2        20,192,098
Japan ............................       4.4         9,809,752
                                     -------     -------------
                                       100.0%    $ 220,030,311
                                     =======     =============

                 See accompanying notes to financial statements.

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $161,873,315) .................   $ 220,030,311
   Deposit at broker .........................................          73,924
   Receivable for Fund shares sold ...........................          29,356
   Dividends and interest receivable .........................         681,271
   Prepaid expense ...........................................          38,858
                                                                 -------------
   TOTAL ASSETS                                                    220,853,720
                                                                 -------------
LIABILITIES:
   Foreign currency, at value (cost $26,252) ...................        26,599
   Payable to custodian ......................................         112,592
   Payable for Fund shares redeemed ..........................         233,638
   Payable for investments purchased .........................           2,086
   Payable for investment advisory fees ......................         192,261
   Payable for distribution fees .............................          48,868
   Payable for accounting fees ...............................           3,751
   Payable for shareholder communications
     expenses ................................................          51,969
   Payable for shareholder services fees .....................          51,515
   Other accrued expenses ....................................          47,361
                                                                 -------------
   TOTAL LIABILITIES                                                   770,640
                                                                 -------------
   NET ASSETS APPLICABLE TO 10,021,094
     shares outstanding ......................................   $ 220,083,080
                                                                 =============
NET ASSETS CONSIST OF:
   Paid-in capital, each class at $ 0.001 par value ..........   $ 183,461,847
   Accumulated net investment income .........................       2,530,031
   Accumulated net realized loss on investments
     and foreign currency transactions .......................     (24,079,742)
   Net unrealized appreciation on investments ................      58,156,996
   Net unrealized appreciation on foreign
     currency translations ...................................          13,948
                                                                 -------------
   NET ASSETS ................................................   $ 220,083,080
                                                                 =============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering, and redemption price per
   share ($216,481,689 / 9,854,961 shares outstanding;
     75,000,000 shares authorized) ...........................   $       21.97
                                                                 =============
   CLASS A:
   Net Asset Value and redemption price per share
     ($1,883,911 / 85,819 shares outstanding;
     50,000,000 shares authorized) ...........................   $       21.95
                                                                 =============
   Maximum offering price per share (NAV / 0.9425,
     based on maximum sales charge of 5.75%
     of the offering price) ..................................   $       23.29
                                                                 =============
   CLASS B:
   Net Asset Value and offering price per share
     ($180,681 / 8,470 shares outstanding;
     25,000,000 shares authorized) ...........................   $       21.33 (a)
                                                                 =============
   CLASS C:
   Net Asset Value and offering price per share
     ($1,146,487 / 54,100 shares outstanding;
     25,000,000 shares authorized) ...........................   $       21.19 (a)
                                                                 =============
   CLASS I:
   Net Asset Value, offering, and redemption price per
     share ($390,312 / 17,744 shares outstanding;
     25,000,000 shares authorized) ...........................   $       22.00
                                                                 =============

----------
(a)   Redemption price varies based on the length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $634,821) ..............   $   4,646,747
   Interest ..................................................          27,731
                                                                 -------------
   TOTAL INVESTMENT INCOME ...................................       4,674,478
                                                                 -------------
EXPENSES:
   Investment advisory fees ..................................       1,257,872
   Distribution fees - Class AAA .............................         309,140
   Distribution fees - Class A ...............................           2,691
   Distribution fees - Class B ...............................           1,267
   Distribution fees - Class C ...............................           7,510
   Shareholder services fees .................................         148,592
   Shareholder communications expenses .......................          80,049
   Custodian fees ............................................          47,104
   Legal and audit fees ......................................          29,496
   Accounting fees ...........................................          22,500
   Registration expenses .....................................          20,750
   Interest expense ..........................................          12,131
   Directors' fees ...........................................          11,017
   Miscellaneous expenses ....................................          15,376
                                                                 -------------
   TOTAL EXPENSES ............................................       1,965,495
   Less: Custodian fee credits ...............................            (289)
                                                                 -------------
   NET EXPENSES ..............................................       1,965,206
                                                                 -------------
   NET INVESTMENT INCOME .....................................       2,709,272
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain on investments ..........................       6,611,932
   Net realized loss on foreign
     currency transactions ...................................          (7,959)
                                                                 -------------
   Net realized gain on investments and
     foreign currency transactions ...........................       6,603,973
                                                                 -------------
   Net change in unrealized appreciation/
     depreciation on investments .............................     (57,290,911)
   Net change in unrealized appreciation/
     depreciation on foreign currency translations ...........           1,662
                                                                 -------------
   Net change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations ...................................     (57,289,249)
                                                                 -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY ........................     (50,685,276)
                                                                 -------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................................   $ (47,976,004)
                                                                 =============


                 See accompanying notes to financial statements.

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                         JUNE 30, 2008            YEAR ENDED
                                                                                          (UNAUDITED)         DECEMBER 31, 2007
                                                                                       -----------------     -------------------
OPERATIONS:
   Net investment income . ...................................................           $  2,709,272           $   2,809,349
   Net realized gain on investments and foreign currency transactions ........              6,603,973              14,403,878
   Net change in unrealized appreciation/depreciation on investments and
     foreign currency translations ...........................................            (57,289,249)             26,853,814
                                                                                         ------------           -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........            (47,976,004)             44,067,041
                                                                                         ------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class AAA ...............................................................                     --              (2,693,875)
     Class A .................................................................                     --                 (23,949)
     Class B .................................................................                     --                    (404)
     Class C .................................................................                     --                  (2,660)
                                                                                         ------------           -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................                     --              (2,720,888)
                                                                                         ------------           -------------

CAPITAL SHARE TRANSACTIONS:
     Class AAA ...............................................................            (43,739,048)             52,054,458
     Class A .................................................................               (436,054)              1,251,175
     Class B .................................................................                (72,640)                (42,544)
     Class C .................................................................               (659,711)              1,652,116
     Class I .................................................................                451,506                      --
                                                                                         ------------           -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....            (44,455,947)             54,915,205
                                                                                         ------------           -------------
   REDEMPTION FEES ...........................................................                    134                   5,395
                                                                                         ------------           -------------
   NET INCREASE (DECREASE) IN NET ASSETS .....................................            (92,431,817)             96,266,753

NET ASSETS:
   Beginning of period .......................................................            312,514,897             216,248,144
                                                                                         ------------           -------------

   End of period (including undistributed net investment income of
     $2,530,031 and $0, respectively) ........................................           $220,083,080           $ 312,514,897
                                                                                         ============           =============

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                 INCOME FROM INVESTMENT OPERATIONS                DISTRIBUTIONS
                          -----------------------------------------------   --------------------------
                                                  Net
              Net Asset                        Realized and      Total                                                Net Asset
   Period       Value,          Net             Unrealized       from          Net                                     Value,
   Ended      Beginning      Investment       Gain (Loss) on   Investment   Investment      Total        Redemption    End of
December 31,  of Period    Income (Loss)(a)    Investments     Operations     Income     Distributions     Fees(a)     Period
------------  ----------   ----------------   --------------   ----------   ----------   -------------   ----------   ---------
CLASS AAA
  2008 (c)     $ 26.34       $    0.25          $   (4.62)      $ (4.37)          --            --        $ 0.00 (d)   $ 21.97
  2007           22.46            0.25               3.86          4.11      $ (0.23)      $ (0.23)         0.00 (d)     26.34
  2006           17.53            0.12               4.95          5.07        (0.14)        (0.14)         0.00 (d)     22.46
  2005           17.23            0.16               0.33          0.49        (0.19)        (0.19)         0.00 (d)     17.53
  2004           14.03            0.07               3.21          3.28        (0.08)        (0.08)         0.00 (d)     17.23
  2003            9.83           (0.04)              4.24          4.20           --            --          0.00 (d)     14.03
CLASS A
  2008 (c)     $ 26.32       $    0.25          $   (4.62)      $ (4.37)          --            --        $ 0.00 (d)   $ 21.95
  2007           22.43            0.23               3.89          4.12      $ (0.23)      $ (0.23)         0.00 (d)     26.32
  2006           17.51            0.12               4.95          5.07        (0.15)        (0.15)         0.00 (d)     22.43
  2005           17.22            0.14               0.35          0.49        (0.20)        (0.20)         0.00 (d)     17.51
  2004           14.03            0.08               3.19          3.27        (0.08)        (0.08)         0.00 (d)     17.22
  2003            9.83           (0.04)              4.24          4.20           --            --          0.00 (d)     14.03
CLASS B
  2008 (c)     $ 25.67       $    0.18          $   (4.52)      $ (4.34)          --            --        $ 0.00 (d)   $ 21.33
  2007           21.90            0.06               3.75          3.81      $ (0.04)      $ (0.04)         0.00 (d)     25.67
  2006           17.11           (0.03)              4.82          4.79           --            --          0.00 (d)     21.90
  2005           16.77            0.01               0.33          0.34           --            --          0.00 (d)     17.11
  2004           13.69           (0.04)              3.12          3.08           --            --          0.00 (d)     16.77
  2003            9.67           (0.13)              4.15          4.02           --            --          0.00 (d)     13.69
CLASS C
  2008 (c)     $ 25.50       $    0.14          $   (4.45)      $ (4.31)          --            --        $ 0.00 (d)   $ 21.19
  2007           21.76            0.05               3.72          3.77      $ (0.03)      $ (0.03)         0.00 (d)     25.50
  2006           17.03            0.00 (d)           4.77          4.77        (0.04)        (0.04)         0.00 (d)     21.76
  2005           16.71            0.04               0.29          0.33        (0.01)        (0.01)         0.00 (d)     17.03
  2004           13.68           (0.06)              3.14          3.08        (0.05)        (0.05)         0.00 (d)     16.71
  2003            9.66           (0.16)              4.18          4.02           --            --          0.00 (d)     13.68
CLASS I
  2008 (f)     $ 25.53       $    0.30          $   (3.83)      $ (3.53)          --            --        $ 0.00 (d)   $ 22.00

                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                          -------------------------------------------------
                          Net Assets     Net
   Period                   End of     Investment                 Portfolio
    Ended        Total      Period      Income       Operating    Turnover
December 31,    Return+   (in 000's)    (Loss)      Expenses(b)    Rate++
------------   --------   ----------   ----------   -----------   ---------
CLASS AAA
  2008 (c)      (16.6)%   $  216,482     2.16% (e)     1.56% (e)       2%
  2007           18.3        307,368     0.98          1.50           11
  2006           28.9        214,436     0.63          1.56            7
  2005            2.8        185,870     0.92          1.59            4
  2004           23.4        209,043     0.49          1.62           15
  2003           42.7        185,719    (0.38)         1.62           11
CLASS A
  2008 (c)      (16.6)%   $    1,884     2.16% (e)     1.56% (e)       2%
  2007           18.4          2,728     0.89          1.50           11
  2006           29.0          1,170     0.64          1.56            7
  2005            2.8            735     0.83          1.59            4
  2004           23.3            598     0.52          1.62           15
  2003           42.7            421    (0.38)         1.62           11
CLASS B
  2008 (c)      (16.9)%   $      181     1.55% (e)     2.31% (e)       2%
  2007           17.4            297     0.26          2.25           11
  2006           28.0            291    (0.17)         2.31            7
  2005            2.0            425     0.09          2.33            4
  2004           22.5            855    (0.25)         2.37           15
  2003           41.6            817    (1.13)         2.37           11
CLASS C
  2008 (c)      (16.9)%   $    1,146     1.22% (e)     2.31% (e)       2%
  2007           17.3          2,122     0.19          2.25           11
  2006           28.0            351    (0.02)         2.31            7
  2005            2.0            195     0.26          2.34            4
  2004           22.5            249    (0.44)         2.37           15
  2003           41.6             94    (1.13)         2.37           11
CLASS I
  2008 (f)      (16.5)%   $      390     2.74% (e)     1.31% (e)       2%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal year ended December 31, 2007 would have been 25%. The portfolio turnover rate for the fiscal years ended 2006, 2005, 2004, and 2003 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during the six months ended June 30, 2008, and the fiscal years ended December 31, 2005, 2004, and 2003. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.55%, 1.58%, 1.61%, and 1.61% (Class
      AAA), 1.55%, 1.59%, 1.61%, and 1.61%, (Class A), 2.30%, 2.33%, 2.36%, and
      2.36% (Class B), 2.30%, 2.34%, 2.36%, and 2.36% (Class C), and 1.30%
      (Class I), respectively. For the fiscal years ended December 31, 2007 and 2006, the effect of interest expense was minimal.

(c)   For the period ended June 30, 2008, unaudited.

(d)   Amount represents less than $0.005 per share.

(e)   Annualized.

(f) From the commencement of offering Class I Shares on January 11, 2008 through June 30, 2008, unaudited.

                 See accompanying notes to financial statements.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The GAMCO Global Telecommunications Fund (the "Fund"), a series of GAMCO Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)(UNAUDITED)

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities;

      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

      - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                                 INVESTMENTS IN
                                                                   SECURITIES
VALUATION INPUTS                                                 (MARKET VALUE)
                                                                ----------------
Level 1 - Quoted Prices                                           $ 218,813,562
Level 2 - Other Significant Observable Inputs                         1,216,749
Level 3 - Significant Unobservable Inputs                                     0
                                                                  -------------
TOTAL                                                             $ 220,030,311
                                                                  =============

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                INVESTMENTS IN
                                                                  SECURITIES
                                                                (MARKET VALUE)
                                                                --------------
BALANCE AS OF 12/31/07                                              $  14
Accrued discounts/premiums                                             --
Realized gain (loss)                                                    0
Change in unrealized appreciation/depreciation                        (14)
Net purchases (sales)                                                   0
Transfers in and/or out of Level 3                                     --
                                                                    -----
BALANCE AS OF 6/30/08                                               $   0
                                                                    =====

In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2008, there were no open futures contracts.

SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of June 30, 2008.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each Fund's average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was $2,720,888 of ordinary income.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2007, the Fund had net capital loss carryforwards for federal income tax purposes of $24,201,456, which are available to reduce future required distributions of net capital gains to shareholders.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

$8,976,662 of the loss carryforward is available through 2010; $11,910,139 is available through 2011; and $3,314,655 is available through 2012.

The following summarizes the tax cost of investments and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                                  GROSS             GROSS
                                                UNREALIZED       UNREALIZED     NET UNREALIZED
                                  COST         APPRECIATION     DEPRECIATION     APPRECIATION
                              -------------    ------------    -------------    --------------
Investments ................  $ 167,007,643    $ 78,388,444    $ (25,365,776)    $ 53,022,668

FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

If total net assets of the Corporation are in excess of $100 million, the Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. If total net assets of the Corporation are below $100 million, the Corporation pays each Independent Director an annual retainer of $1,500 plus $250 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $1,000 and the Lead Director receives an annual fee of $1,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. DISTRIBUTION PLAN. The Fund's Board has adopted a distribution plan (the "Plan") for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser, serves as distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Company at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $4,360,930 and $24,706,030, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2008, the Fund paid brokerage commissions on security trades of $19,719 to Gabelli & Company. Additionally, Gabelli & Company informed the Fund that it received $2,836 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2008, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV.

7. LINE OF CREDIT. The Fund participates in an unsecured line of credit of up to $75,000,000, and may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations. At June 30, 2008, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit within the six months ended June 30, 2008, was $762,484 with a weighted average interest rate of 3.43%. The maximum amount borrowed at any time during the six months ended June 30, 2008 was $3,859,000.

8. CAPITAL STOCK. The Fund offers five classes of shares - Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered to investors without a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable CDSC is equal to a declining percentage of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Company. Class I Shares were first issued on January 11, 2008.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the six months ended June 30, 2008 and the year ended December 31, 2007 amounted to $134 and $5,395, respectively.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Transactions in shares of capital stock were as follows:

                                                                  SIX MONTHS ENDED
                                                                   JUNE 30, 2008                    YEAR ENDED
                                                                    (UNAUDITED)                   DECEMBER 31, 2007
                                                             ---------------------------    ----------------------------
                                                               SHARES           AMOUNT         SHARES          AMOUNT
                                                             ----------     ------------    -----------    -------------
                                                                     CLASS AAA                      CLASS AAA
                                                             ---------------------------    ----------------------------
Shares sold .............................................       342,389     $  8,210,523      4,806,884    $ 119,374,310
Shares issued upon reinvestment of distributions.........            --               --         97,527        2,580,391
Shares redeemed .........................................    (2,158,570)     (51,949,571)    (2,778,619)     (69,900,243)
                                                             ----------     ------------     ----------    -------------
   Net increase (decrease) ..............................    (1,816,181)    $(43,739,048)     2,125,792    $  52,054,458
                                                             ==========     ============     ==========    =============

                                                                       CLASS A                       CLASS A
                                                             ---------------------------    ----------------------------
Shares sold .............................................        14,323     $    347,885        136,657    $   3,386,273
Shares issued upon reinvestment of distributions ........            --               --            554           14,666
Shares redeemed .........................................       (32,165)        (783,939)       (85,705)      (2,149,764)
                                                             ----------     ------------     ----------    -------------
   Net increase (decrease) ..............................       (17,842)    $   (436,054)        51,506    $   1,251,175
                                                             ==========     ============     ==========    =============

                                                                     CLASS B                          CLASS B
                                                             ---------------------------    ----------------------------
Shares issued upon reinvestment of distributions ........            --               --             10    $         256
Shares redeemed .........................................        (3,090)    $    (72,640)        (1,758)         (42,800)
                                                             ----------     ------------     ----------    -------------
   Net decrease .........................................        (3,090)    $    (72,640)        (1,748)   $     (42,544)
                                                             ==========     ============     ==========    =============

                                                                     CLASS C                         CLASS C
                                                             ---------------------------    ----------------------------
Shares sold .............................................         4,196     $     96,363        165,095    $   3,923,242
Shares issued upon reinvestment of distributions ........            --              --              90            2,310
Shares redeemed .........................................       (33,316)        (756,074)       (98,077)      (2,273,436)
                                                             ----------     ------------     ----------    -------------
   Net increase (decrease) ..............................       (29,120)    $   (659,711)        67,108    $   1,652,116
                                                             ==========     ============     ==========    =============

                                                                       CLASS I*
                                                             ---------------------------
Shares sold .............................................        18,943     $    478,848
Shares redeemed .........................................        (1,199)         (27,342)
                                                             ----------     ------------
   Net increase .........................................        17,744     $    451,506
                                                             ==========     ============

----------
*     From the commencement of offering Class I Shares on January 11, 2008.

9. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

10. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund, an affiliated fund, (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with
Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                               FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
              Net Asset Value per share available daily by calling
                          800-GABELLI after 6:00 P.M.

                        BOARD OF DIRECTORS

Mario J. Gabelli, CFA                John D. Gabelli
CHAIRMAN AND CHIEF                   SENIOR VICE PRESIDENT
EXECUTIVE OFFICER                    GABELLI & COMPANY, INC.
GAMCO INVESTORS, INC.

E. Val Cerutti                       Werner J. Roeder, MD
CHIEF EXECUTIVE OFFICER              MEDICAL DIRECTOR
CERUTTI CONSULTANTS, INC.            LAWRENCE HOSPITAL

Anthony J. Colavita                  Anthonie C. van Ekris
ATTORNEY-AT-LAW                      CHAIRMAN
ANTHONY J. COLAVITA, P.C.            BALMAC INTERNATIONAL, INC.

Arthur V. Ferrara                    Salvatore J. Zizza
FORMER CHAIRMAN AND                  CHAIRMAN
CHIEF EXECUTIVE OFFICER              ZIZZA & CO., LTD.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

                           OFFICERS

Bruce N. Alpert                      Peter D. Goldstein
PRESIDENT AND SECRETARY              CHIEF COMPLIANCE OFFICER

Agnes Mullady
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT, AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q208SR

[GRAPHIC]

THE
GAMCO
GLOBAL
TELECOMMUNICATIONS
FUND

                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 2008

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    GAMCO Global Series Funds, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer & Treasurer


Date     9/3/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.